    As filed with the Securities and Exchange Commission on February 13, 2003

                                                      Registration No. 333-47728
                                                                       811-07798


                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    Form N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      ( X )

                         Post-Effective Amendment No. 5                   ( X )


                                       and

                        REGISTRATION STATEMENT UNDER THE                  ( X )
                         INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 4                          ( X )


                  NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I
                           (Exact Name of Registrant)

                           NEW YORK LIFE INSURANCE AND
                               ANNUITY CORPORATION
                               (Name of Depositor)

                   51 Madison Avenue, New York, New York 10010
               (Address of Depositor's Principal Executive Office)

                  Depositor's Telephone Number: (212) 576-7000

                             Marijo F. Murphy, Esq.
                 New York Life Insurance and Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010
                     (Name and Address of Agent for Service)

                                    Copy to:

        Stephen E. Roth, Esq.                    Sheila K. Davidson, Esq.
        Sutherland Asbill & Brennan LLP          Senior Vice President
        1275 Pennsylvania Avenue, NW             and General Counsel
        Washington, DC  20004-2415               New York Life Insurance Company
                                                 51 Madison Avenue
                                                 New York, New York  10010

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective:

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485.

[ ] on ___________ pursuant to paragraph (b) of Rule 485.

[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485.

[X] on May 1, 2003 pursuant to paragraph (a)(i) of 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

            NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                            PROSPECTUS--MAY 1, 2003

 A MODIFIED SINGLE PREMIUM LIFE INSURANCE CONTRACT OFFERED TO INDIVIDUALS UNDER
               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

     You can send service requests to us at either of the following addresses:

Variable Products Service Center ("VPSC")    Variable Products Service Center
Madison Square Station                       51 Madison Avenue
P.O. Box 922                                 Room 452
New York, NY 10159                           New York, NY 10010
             or call our toll-free number: 1-800-598-2019

     This prospectus describes three versions of the NYLIAC Single Premium Variable Universal Life Policy. Each version is referred to as a Separate Series. Subject to jurisdictional availability, Series 1 policies were sold prior to May 10, 2002; Series 2 policies were sold starting May 10, 2002 and will continue to be sold through May 15, 2003; Series 3 policies will be sold starting May 16, 2003. Please check with your Registered Representative if you have any questions about which Series is applicable to your policy.

     The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board or any other agency.

     This life insurance policy is not considered an offering in any jurisdiction in which such an offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information ("SAl") other than as contained in these materials or any attached supplements to them or in any supplemental sales material we authorize.

                               TABLE OF CONTENTS

                                        PAGE
                                        ----
Benefits and Risks...................     4
  Benefits...........................     4
  Risks..............................     5
Table of Fees and Expenses...........     8
  Transaction Fees...................     8
  Periodic Charges Other Than Funds'
     Operating Expenses..............     9
Funds' Annual Operating Expenses.....    10
Definitions..........................    10
Management and Organization..........    12
  Insurer............................    12
  Your Policy........................    12
  About the Separate Account.........    12
Our Rights...........................    13
  The Fixed Account..................    13
  How to Reach Us for Policy
     Services........................    14
  Funds and Eligible Portfolios......    15
  Investment Return..................    17
  Voting.............................    18
Charges Associated with the Policy...    18
  Deductions from Premiums...........    18
     State Tax Charge................    18
     Federal Tax Charge..............    19
  Deductions from Cash Surrender
     Value and from the Separate
     Account.........................    19
     Deferred Sales Expense Charge...    19
     Monthly Administrative Charge...    20
     Cost of Insurance Charge........    20
     Mortality and Expense Risk
       Charge........................    21
     Expense Allocation..............    21
     Charges for Federal Income
       Taxes.........................    21
     Fund Charges....................    21
  Fund Annual Expenses...............    23
  Transaction Charges................    25
     Surrender Charges...............    25
Description of the Policy............    25
  The Parties........................    25
     Policyowner.....................    25
     Insured.........................    25
     Beneficiary.....................    25
  The Policy.........................    25
     How the Policy is Available.....    26
     Policy Premiums.................    26
  Cash Value.........................    26
  Investment Divisions and the Fixed
     Account.........................    26

                                        PAGE
                                        ----
  Amount in the Separate Account.....    27
  Amount in the Fixed Account........    27
  Transfers Among Investment
     Divisions and the Fixed
     Account.........................    27
  Additional Benefits through
     Riders..........................    29
  Options Available at No Additional
     Charge..........................    29
     Dollar Cost Averaging...........    29
     Automatic Asset Reallocation....    29
     Interest Sweep..................    29
  Maturity Date......................    29
  Tax-Free "Section 1035" Insurance
     Policy Exchanges................    30
  24 Month Exchange Privilege........    30
Premiums.............................    31
  Timing and Valuation...............    32
  Free Look..........................    32
  Premium Payments...................    33
  Premium Payments Returned for
     Insufficient Funds..............    33
Policy Payment Information...........    33
  When Life Insurance Coverage
     Begins..........................    33
  Policy Proceeds....................    34
  Payees.............................    34
  When We Pay Policy Proceeds........    34
  Death Claims.......................    35
  Electing or Changing a Payment
     Option..........................    37
  Life Insurance Benefit.............    37
  Death Benefit Guarantee............    37
Additional Policy Provisions.........    39
  Limits on Our Rights to Challenge
     Your Policy.....................    39
  Suicide............................    39
  Misstatement of Age or Gender......    39
  Assignment.........................    39
Partial Withdrawals and Surrenders...    39
  Partial Withdrawals................    39
     Amount Available to Withdraw....    39
     Requesting a Partial
       Withdrawal....................    40
     The Effect of a Partial
       Withdrawal....................    40
  Surrenders.........................    41
     Cash Surrender Value............    41
     Requesting a Surrender..........    41
     When the Surrender is
       Effective.....................    41
     Surrender Charges...............    41
Loans................................    41
  Your Policy as Collateral for a
     Loan............................    41
  Loan Interest......................    42

                                        PAGE
                                        ----
  Interest on the Cash Value Held as
     Collateral......................    42
  When Loan Interest is Due..........    42
  Loan Repayment.....................    43
  Excess Loan Condition..............    43
  The Effect of a Policy Loan........    43
Termination and Reinstatement........    44
  Late Period........................    44
  Reinstatement Option...............    45
Federal Income Tax Considerations....    45
  Our Intent.........................    45
  Diversification Standards and
     Control Issues..................    46
  Life Insurance Status of the
     Policy..........................    47
  Reasonableness Requirement for
     Charges.........................    47
  Modified Endowment Contract
     Status..........................    47

                                        PAGE
                                        ----
  Status of the Policy After the
     Insured is Age 100..............    48
  Partial Withdrawals and Policy
     Surrenders......................    49
  Policy Loans and Interest
     Deductions......................    49
  Corporate Owners...................    50
  Exchanges or Assignments of
     Policies........................    50
  Other Tax Issues...................    50
  Withholding........................    50
Legal Proceedings....................    51
Records and Reports..................    51
Financial Statements.................    52
State Variations.....................    53

                               BENEFITS AND RISKS

                                    BENEFITS

PROTECTION

     NYLIAC Single Premium Variable Universal Life ("SPVUL") offers you the protection of permanent life insurance which can be a valuable asset.

     SPVUL also provides the opportunity for tax-deferred cash value accumulation. Premium payments, less any applicable charges, are added to the Investment Divisions according to your instructions. The investment return of the policy is based on:

     -- the amount in and performance of each Investment Division of the Separate Account;

     -- the amount in and rate of return of the Fixed Account; and

     -- the charges we deduct.

     With SPVUL, you have the potential for higher rates of return and cash value accumulation than with a fixed rate insurance policy.

A SINGLE PREMIUM PAYMENT

     When you purchase SPVUL you pay an initial single premium payment. Under limited circumstances you can make additional premium payments. Other than the initial premium payment, there are no required premiums, as long as the Cash Surrender Value is sufficient to cover the policy's monthly deductions.

DEATH BENEFIT GUARANTEE

     For Series 1 and 2 policies, you select whether you want the initial single premium to be based on 80% or 100% of the Guideline Single Premium. The Guideline Single Premium is the maximum amount that the federal tax laws generally allow you to pay for a life insurance policy with a given face amount. If your initial single premium is based on 100% of the Guideline Single Premium, a death benefit guarantee, equal to the policy's face amount at issue, will apply to your policy. The death benefit guarantee can prevent your policy from lapsing if your Cash Surrender Value is insufficient to cover the monthly deduction charges. Policy loans and withdrawals can eliminate the death benefit guarantee. If your initial single premium is based on 80% of the Guideline Single Premium, your policy will not have a death benefit guarantee.

     For all Series 3 policies, a death benefit guarantee will apply to your policy. At issue, the Death Benefit Guarantee will be equal to the Policy's face amount. The death benefit guarantee can prevent your policy from lapsing even if your Cash Surrender Value is insufficient to cover the monthly deduction charges. Policy loans and withdrawals can eliminate the death benefit guarantee.

LIQUIDITY THROUGH LOANS

     SPVUL allows you to access your policy's Cash Value through loans. Your Policy's value will be used as collateral to secure the loans. You can borrow up to 90% of your policy's Cash Surrender Value.

LIQUIDITY THROUGH WITHDRAWALS

     You can also withdraw an amount up to the Cash Surrender Value of your policy. Partial withdrawals will reduce the policy's Cash Value and can reduce your Life Insurance Benefit. We will not allow a partial withdrawal for an amount that would cause your policy's Cash Value to fall below the policy's minimum initial single premium required. Certain charges will apply. Partial withdrawals can result in a taxable event.

INVESTMENT DIVISION OPTIONS

     This policy offers you a choice of 27 Investment Divisions and the Fixed Account. You can transfer the Policy's value among the Investment Divisions, within limits, tax-free during the life of the policy.

LIFE INSURANCE BENEFIT

     SPVUL provides a life insurance benefit equal to your policy's face amount.

AUTOMATED INVESTMENT FEATURES

     There are four administrative features available to help you manage the policy's Cash Value and to adjust your investment allocation to suit changing needs: Automatic Asset Reallocation, Dollar Cost Averaging, Expense Allocation and Interest Sweep.

OPTIONAL RIDERS

     SPVUL offers two additional benefits through optional riders: the Living Benefits Rider and the Spouse's Paid-Up Insurance Purchase Option Rider.

POLICYHOLDER SUPPORT

     As a policyholder, you have access to a password-protected Internet website, an automated 24-hour call-in service, toll-free telephone support, and your registered representative if you have questions about your SPVUL policy.

A HIGHLY-RATED COMPANY

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a subsidiary of New York Life Insurance Company ("NYLIC"). NYLIC has more than 150 years of experience in the offering of insurance products, and is a highly-rated insurer. Ratings reflect only the firm's Fixed Account, and not the Investment Divisions.

                                     RISKS

INVESTMENT RISK

     While you have the potential for a higher rate of return than with a fixed rate policy, investment returns on the assets in the Separate Account may fall and you can lose principal. Each Investment Division has its own investment objectives and investment strategy. We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk. Your premium allocation choices should be consistent with your personal investment objective and risk tolerance.

RISK OF LAPSE

     SPVUL policies that do not include the death benefit guarantee can lapse if the Cash Surrender Value is insufficient to cover monthly charges. Your policy involves risks, including the potential risk of loss of the principal invested.

     A SPVUL policy that has a Cash Surrender Value just sufficient to cover monthly deductions and charges is more likely to be unable to maintain its Cash Surrender Value due to market fluctuation and other performance related risks.

POTENTIAL FOR INCREASED CHARGES

     We have the right to increase charges at any time up to the amount shown as the guaranteed maximum. In addition, we may increase the amount we deduct as a federal or state tax charge to reflect changes in tax law. However, the actual charges will never exceed the guaranteed charges. (See "Table of Fees and Expenses" for more information.)

RISK OF LAPSE FROM POLICY LOANS

     The larger a loan becomes relative to the policy's Cash Surrender Value, the greater the risk that the policy's remaining Cash Surrender Value will not be sufficient to support the policy's charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing.

     A loan, repaid or not, has a permanent effect on your Cash Value. The effect could be favorable, if the Investment Divisions earn less than the interest rate credited on the loan amount in the Fixed Account, or unfavorable, if the Investment Divisions earn more. The longer a loan is outstanding, the greater the effect on your Cash Value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be paid.

TAX RISKS

     The section of this prospectus entitled "Federal Income Tax Considerations" describes a number of tax issues that may arise in connection with the Policy. These risks include: (1) the possibility that the IRS may interpret the rules that apply to variable life insurance contracts in a manner that could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account; (2) the possibility that the IRS may take the position that the policy does not qualify as life insurance for tax purposes; (3) the possibility that, as a result of policy transactions, an SPVUL policy that was originally not a modified endowment contract may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to policy distributions, including loans; (4) the possibility that the policy may not qualify as life insurance under the federal tax law after the insured becomes age 100 and that the owner may be subject to adverse tax consequences at that time; and (5) the potential that corporate ownership of a policy may affect its exposure to the corporate alternative minimum tax.

CHARGES FOR POLICY SURRENDER

     During the first nine years of the policy, surrender charges apply which act as a deterrent to surrendering the policy. SPVUL is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle.

PORTFOLIO RISKS

     A discussion of the risks of allocating Cash Value to each Fund can be found in that Fund's prospectus.

                           TABLE OF FEES AND EXPENSES

     The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first set of tables describe the fees and expenses that you will pay at the time you pay a premium, surrender the policy, make a partial withdrawal, or transfer Cash Value between investment options. Note that one Transaction Fees table applies to Series 1 and Series 2 policies and a separate Transaction Fees table applies to Series 3 policies.
                   TRANSACTION FEES--SERIES 1 AND 2 POLICIES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Maximum Deferred Sales Expense          each monthly      guaranteed maximum: 1.00% (as annual percentage of
    Charge (includes charges for        deduction day for    Cash Value)
    Sales Expenses, State Taxes and      a 10 year period    current: 0.90% (as annual percentage of Cash Value)
    Federal Taxes)                       after a premium
                                        payment is applied
   Surrender Charge                        surrender or      guaranteed maximum (as a % of the initial single premium
                                        partial withdrawal   payment):
                                         in excess of the    Policy Year                  Percentage
                                         surrender charge                1                           9%
                                          free window in                 2                           8%
                                          first 9 policy                 3                           7%
                                              years                      4                           6%
                                                                         5                           5%
                                                                         6                           4%
                                                                         7                           3%
                                                                         8                           2%
                                                                         9                           1%
                                                                         10 + beyond                 0%
   Partial Withdrawal Charge            partial withdrawal   guaranteed maximum and current: the lesser of $25 or 2% of the amount withdrawn
   Transfer Fee                              transfer        guaranteed maximum: $30 per transfer for each transfer over
                                                             12 in a policy year
                                                             current: no charge

                     TRANSACTION FEES -- SERIES 3 POLICIES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Maximum Sales Expense Charge            when premium      guaranteed maximum: subject to tax law changes
    Imposed on Premiums                     payment is
       --  State Taxes                  applied, up to age   current: 2% of each premium payment
       --  Federal Taxes                       100           current: 1.25% of each premium payment
   Maximum Deferred Sales Expense          each monthly      guaranteed maximum: 0.50% (as annual percentage of Cash
    Charge                              deduction day for    Value)
                                         a 10 year period    current: 0.40% (as annual percentage of Cash Value)
                                         after a premium
                                        payment is applied


                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Surrender Charge                        surrender or      guaranteed maximum and current (as a percentage of the
                                        partial withdrawal   initial single premium payment):
                                           in excess of      Policy Year                  Percentage
                                         surrender charge                1                         7.5%
                                          free Window in                 2                         7.0%
                                          first 9 policy                 3                         6.5%
                                              years                      4                         6.0%
                                                                         5                         5.0%
                                                                         6                         4.0%
                                                                         7                         3.0%
                                                                         8                         2.0%
                                                                         9                         1.0%
                                                                         10 + beyond                0%
   Partial Withdrawal Charge            partial withdrawal   guaranteed maximum and current: the lesser of $25 or 2% of the amount withdrawn
   Transfer Fee                              transfer        guaranteed maximum: $30 per transfer for each transfer over
                                                             12 in a policy year
                                                             current: no charge

     The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, excluding the Fund's expenses.
            PERIODIC CHARGES OTHER THAN FUNDS' OPERATING EXPENSES--
                           SERIES 1, 2 AND 3 POLICIES

                                           WHEN CHARGE
                 CHARGE                    IS DEDUCTED                             AMOUNT DEDUCTED
   Cost of Insurance Charge                each monthly
       --  maximum charge                 deduction day      --  $83.33 per $1,000 of net amount at risk(1)
       --  minimum charge                                    --  $0.06 per $1,000 of net amount at risk(1)
       --  current charge for a                              --  $0.41 per $1,000 of net amount at risk(1)
           female, age 60, preferred
       risk class
   Mortality and Expense Risk Charge
       --  Series 1                      daily up to age     guaranteed maximum: 0.80% (as annual % of the average daily
                                               100           assets of each Investment Division)
                                                             current: 0.50% (as annual % of the average daily assets of each Investment Division)
       --  Series 2 and 3                  each monthly      guaranteed maximum: 0.80% (as annual % of cash value
                                         deduction day up    allocated to Separate Account
                                            to age 100       current: 0.50% (as annual % of cash value allocated to the
                                                             Separate Account)
   Administrative Charge                   each monthly      guaranteed maximum: 0.70% of the Cash Value of the policy
                                         deduction day up    current: for Policy Years 1-3, 0.60% of the Cash Value of
                                            to age 100       the policy; for Policy Years 4 and beyond, the monthly
                                                             administrative charge is reduced based on the total Cash
                                                             Value of the policy
   Riders
     --  Living Benefits                 upon exercise of    $150
                                             benefit
     --  Spouse's Paid-Up Insurance            N/A           No charge
         Purchase Option

(1) The Net Amount at Risk is equal to the Life Insurance Benefit minus the Cash Value.

     The next table describes the underlying funds' fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by at least one of the Funds. More detail concerning each underlying fund's fees and expenses is contained in the prospectus for each Fund.

     Funds' Annual Operating Expenses (expenses that are deducted from Fund assets)(1)
                           Series 1, 2 and 3 Policies
--------------------------------------------------------------------------------

                                                                MINIMUM   MAXIMUM
                                                                -------   -------
      Total Annual Fund Companies' Operating Expenses(2)......   0.50%     2.12%
                                                                 =====     =====

---------------
(1) Expressed as a percentage of average net assets for the fiscal year ended December 31, 2002. This information is provided by the Funds and their agents, and is based on 2002 expenses and may reflect estimated charges. We have not verified the accuracy of this information.
(2) Expenses that are deducted from Fund Company assets, including management fees, distribution fees, and other expenses.

                                  DEFINITIONS

BUSINESS DAY: Day on which the New York Stock Exchange is open for regular trading.

CASH SURRENDER VALUE: The Cash Value minus any applicable surrender charge, loan principal and accrued loan interest. This is the amount we will pay you if you surrender your policy.

CASH VALUE: The current value of the policy's assets allocated to the Separate Account plus the value of the amount allocated to the Fixed Account.

CASH VALUE ACCUMULATION TEST ("CVAT"): An IRS test to determine whether a Series 3 policy can be considered life insurance.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.

FIXED ACCOUNT: The Fixed Account is supported by assets in NYLIAC's general account. The amount in the Fixed Account earns interest on a daily basis. Interest is credited on each Monthly Deduction Day.

FUND:  An open-end management investment company.

GENERAL ACCOUNT: An account representing all of NYLIAC's assets, liabilities, capital and surplus, income, gains or losses that are not included in the Separate Account or any other separate account. We allocate any net premium payments you make during the free look period to this account.

GUIDELINE PREMIUM TEST ("GPT"): An IRS test to determine whether a Series 1 or Series 2 policy can be considered life insurance.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The date we issue the policy as specified on the Policy Data Page.

LVR: Interactive Voice Response system.

LIFE INSURANCE BENEFIT: The greater of (1) the Face Amount specified in the Policy or (2) the Cash Value on the date of death multiplied by a percentage as specified in the Policy. Also called the Death Benefit.

MONTHLY DEDUCTION DAY: The date on which we deduct your administrative charge, cost of insurance charge, and any applicable deferred sales expense charges from your policy's Cash Surrender Value and the date on which we deduct the mortality and expense risk charge (for Series 2 and 3) from the Cash Value allocated to the Separate Account. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue Date, the first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

MORTALITY AND EXPENSE RISK: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).

NET AMOUNT AT RISK: The difference between the Life Insurance Benefit and the policy's Cash Value.

POLICY DATA PAGE: Page 2 of your policy. The Policy Data Page contains your policy's specifications.

POLICY DATE: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you may not choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY PROCEEDS: The benefit we will pay to your beneficiary when we receive proof that the insured died while the policy is in effect. It is equal to the Life Insurance Benefit minus any outstanding loans (including any accrued loan interest).

POLICY YEAR: The twelve-month period starting on your Policy Date, and each twelve-month period thereafter.

SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums which are allocated to the Eligible Portfolios.

SERIES 1: A policy that NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered in approved jurisdictions where neither Series 2 nor Series 3 is yet available for sale.

SERIES 2: A policy for which NYLIAC began accepting applications and premium payments on May 10, 2002 in approved jurisdictions. This policy will continue to be offered in approved jurisdictions where Series 3 is not yet available for sale.

SERIES 3: A policy for which NYLIAC will begin accepting applications and premium payments on May 16, 2003 in approved jurisdictions.

SURRENDER CHARGE FREE WINDOW: The amount of a surrender or partial withdrawal that is not subject to a surrender charge. In any Policy Year this amount is the greater of 10% of the total premiums paid or 100% of the gain in the policy.

VPSC:  Variable Products Service Center.

VSC:  Virtual Service Center.
                          MANAGEMENT AND ORGANIZATION

INSURER

New York Life Insurance and Annuity Corporation ("NYLIAC")
(a wholly-owned subsidiary of New York Life Insurance Company)
51 Madison Avenue
New York, NY 10010

YOUR POLICY

     SPVUL is offered by NYLIAC. Policy assets are invested in Variable Universal Life Separate Account-I (the "Separate Account"), which has been in existence since June 4,1993. The Policy has three series (Series 1, Series 2 and Series 3) which offer life insurance protection, a death benefit guarantee (for Series 1 and Series 2 the death benefit guarantee is only available if you pay a single premium based on 100% of the Guideline Single Premium), loans and withdrawals (which may be subject to a surrender charge), and the ability to invest in up to 21 Investment Divisions and a Fixed Account.

     It is important to note that the policy's assets may be used to pay only those NYLIAC liabilities that arise from the policies. NYLIAC is obligated to pay all amounts promised to policyowners under the policies.

ABOUT THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I (the "Separate Account") is a segregated asset account that NYLIAC has established to receive and invest your net premiums. NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. This registration does not mean that the SEC supervises the management, investment practices or policies of the Separate Account.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account without regard to income, capital gains and capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of

NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.

     The Separate Account currently consists of 27 Investment Divisions available under the policy. The Investment Divisions invest exclusively in the corresponding Eligible Portfolios of the Funds. The income, capital gains and capital losses incurred on the assets of an Investment Division are credited to or charged against the assets of that Investment Division, without regard to the income, capital gains or capital losses of any other Investment Division. The Investment Divisions of the Separate Account are designed to provide money to pay benefits under your policy, but they do not guarantee a minimum rate of return or protect against asset depreciation. Their value will fluctuate up and down depending on the performance of the Eligible Portfolios.
                                   OUR RIGHTS

     We may take certain actions relating to our operations and the operations of the Separate Account. We will take these actions in accordance with applicable laws including obtaining any required approval of the Securities and Exchange Commission ("SEC") and any other required regulatory approvals. If necessary, we will seek approval of our policyowners.

     Specifically we reserve the right to:

     -- add or remove any Investment Division;

     -- create new separate accounts;

     -- combine the Separate Account with one or more other separate accounts;

     -- operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;

     -- deregister the Separate Account under the 1940 Act;

     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

     -- transfer the assets of the Separate Account to one or more other separate accounts;

     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account; and

     -- change the name of the Separate Account.

THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in our General Account, which includes all of our assets except those assets specifically allocated to separate accounts. These assets are subject to the claims of our general creditors. We can invest the assets of the Fixed Account however we choose, within limits. Your interest in the Fixed Account is not registered under the Securities Act of 1933, as amended (the "1933 Act"), and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Therefore, the

Fixed Account and any interest earned in the Fixed Account generally are not subject to these statutes.

HOW TO REACH US FOR POLICY SERVICES

     You can reach us in several ways. You can send service requests to us at either of the following VPSC addresses:

Variable Products Service Center       Variable Products Service Center
Madison Square Station                 51 Madison Avenue
P.O. Box 922                           Room 452
New York, NY 10159                     New York, NY 10010

     In addition, as described below, you can contact us through the Internet at our Virtual Service Center ("VSC") and through an automated telephone service called the Interactive Voice Response System ("lVR"). Faxed requests are not acceptable and will not be honored at any time.

     -- VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers. The VSC and IVR are not available to corporate policy owners, trusts that own policies or to any client whose Personal Identification Number ("PIN") has been disabled.

     To enable you to access the VSC and IVR, we will send you a PIN. With your Social Security Number, the PIN will give you access to both the VSC on our Corporate website, www.newyorkIife.com, and the IVR using the toll-free number 1-800-598-2019. You should protect your PIN and your Social Security Number, because our self-service options will be available to anyone who provides your Social Security number and your PIN; we will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost or expense for any actions we take based on instructions received through the IVR or the VSC which we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if a policy is jointly owned. Transfer and loan requests received after 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

     Availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss while service is unavailable.

     -- VSC

     The VSC is available Monday through Saturday from 7 a.m. until 10 p.m. (Eastern Time).

     The VSC enables you to:

     -- e-mail your registered representative or the Variable Products Service
        Center;

     -- obtain current policy values;

     -- transfer assets between investment options;

     -- change the allocation of future premium payments;

     -- change your address; and

     -- obtain service forms.

     -- IVR

     The IVR is available 24 hours a day, seven days a week. Calls may be recorded for your protection.

     The IVR enables you to:

     -- obtain current policy values;

     -- transfer assets between investment options;

     -- change the allocation of future premium payments;

     -- request a loan on your policy; and

     -- speak with one of our Customer Service Representatives Monday through Friday from 8:00 a.m. to 6:00 p.m. (Eastern Time).

     By completing a Telephone Request Form you can authorize a third party to have access, through a Customer Service Representative, to your policy information and to make fund transfers, allocation changes and other permitted transactions. The Customer Service Representative will require certain identifying information (e.g., Social Security Number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read their prospectuses, which are found at the end of the policy's prospectus.

----------------------------------------------------------------------------------------------------
       FUNDS AND ELIGIBLE
           PORTFOLIOS                   INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------

 MainStay VP Series Fund, Inc.:
  --MainStay VP Bond                 New York Life Investment      - highest income over the long
                                     Management LLC ("NYLIM")      term consistent with preservation
                                                                     of principal
  --MainStay VP Capital                       NYLIM                - long-term growth of capital
    Appreciation
  --MainStay VP Cash Management               NYLIM                - as high a level of current
                                                                   income as is considered
                                                                     consistent with the
                                                                     preservation of capital and
                                                                     liquidity

----------------------------------------------------------------------------------------------------
       FUNDS AND ELIGIBLE
           PORTFOLIOS                   INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
  --MainStay VP Convertible                   NYLIM                - capital appreciation together
                                                                     with current income
  --MainStay VP Equity Income                 NYLIM                - maximum long-term total return
                                                                     from a combination of capital
                                                                     appreciation and income
  --MainStay VP Government                    NYLIM                - high level of current income,
                                                                     consistent with safety of
                                                                     principal
  --MainStay VP Growth Equity                 NYLIM                - long-term growth of capital,
                                                                     with income as a secondary
                                                                     consideration
  --MainStay VP High Yield                    NYLIM                - maximum current income through
    Corporate Bond                                                   investment in a diversified
                                                                     portfolio of high yield, high
                                                                     risk debt securities
  --MainStay VP Indexed Equity                NYLIM                - provide investment results that
                                                                     correspond to the total return
                                                                     performance (and reflect
                                                                     reinvestment of dividends) of
                                                                     publicly traded common stocks
                                                                     represented by the S&P 500(R)
                                                                     Index(1)
  --MainStay VP International                 NYLIM                - long-term growth of capital by
    Equity                                                           investing in a portfolio
                                                                     consisting primarily of
                                                                     non-U.S. equity securities
  --MainStay VP Mid Cap Core                  NYLIM                - long-term growth of capital
  --MainStay VP Mid Cap Growth                NYLIM                - long-term growth of capital
  --MainStay VP Small Cap Growth              NYLIM                - long-term capital appreciation
  --MainStay VP Total Return                  NYLIM                - current income consistent with
                                                                     reasonable opportunity for
                                                                     future growth of capital and
                                                                     income
  --MainStay VP Value                         NYLIM                - maximum long-term total return
                                                                     from a combination of capital
                                                                     growth and income
  --MainStay VP American Century   Subadviser: American Century    - dividend growth, current income
    Income & Growth                 Investment Management, Inc.      and capital appreciation
  --MainStay VP Dreyfus Large        Subadviser: The Dreyfus       - capital appreciation
    Company Value                           Corporation
  -- MainStay VP Eagle Asset         Subadviser: Eagle Asset       - growth through long-term
     Management Growth Equity            Management, Inc.            capital appreciation
----------------------------------------------------------------------------------------------------
 The Alger American Fund
  -- Alger American Small          Fred Alger Management, Inc.     - long-term capital appreciation
     Capitalization
----------------------------------------------------------------------------------------------------
 Calvert Variable Series, Inc.
  --Calvert Social Balanced           Adviser: Calvert Asset       - competitive total return
                                     Management Company, Inc.
                                    Subadvisers: Brown Capital
                                    Management Inc. SSgA Funds
                                         Management, Inc.
----------------------------------------------------------------------------------------------------

---------------

(1) "S&P  500" is the trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by
    NYLIM. The MainStay VP Indexed Equity Portfolio is not sponsored, endorsed, sold or promoted  by
    Standard  & Poor's and Standard  & Poor's makes no  representation regarding the advisability of investing in the MainStay VP Indexed Equity Portfolio.

----------------------------------------------------------------------------------------------------
       FUNDS AND ELIGIBLE
           PORTFOLIOS                   INVESTMENT ADVISER               INVESTMENT OBJECTIVE
----------------------------------------------------------------------------------------------------
 Dreyfus Investment Portfolios
  -- Dreyfus IP Technology           The Dreyfus Corporation       - capital appreciation
     Growth (Initial Shares)
----------------------------------------------------------------------------------------------------
 Fidelity Variable Insurance
 Products Fund
  --Fidelity VIP Contrafund(R)    Adviser: Fidelity Management &   - long-term capital appreciation
    (Initial Class)                      Research Company
                                    Subadvisers: FMR Co., Inc.
                                  Fidelity Management & Research
                                  (UK) Inc., Fidelity Management
                                    & Research (Far East) Inc.,
                                    Fidelity Investments Japan
                                              Limited
  -- Fidelity VIP Equity-Income     Subadviser: FMR Co., Inc.      - reasonable income and capital
    (Initial Class)                                                  appreciation
----------------------------------------------------------------------------------------------------
 Janus Aspen Series
  --Janus Aspen Series Balanced    Janus Capital Management LLC    - long-term capital growth
                                                                   consistent with preservation of
                                                                     capital and balanced by current
                                                                     income
  --Janus Aspen Series Worldwide                                   - long-term growth of capital in
    Growth                                                         a manner consistent with the
                                                                     preservation of capital
----------------------------------------------------------------------------------------------------
 The Universal Institutional
 Funds, Inc.
  --Van Kampen UIF Emerging         Morgan Stanley Investment      - long-term capital appreciation
    Markets Equity                        Management Inc.
----------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Series,
 Inc.
  --T. Rowe Price Equity Income   T. Rowe Price Associates, Inc.   - substantial dividend income and
                                                                   also long-term growth of capital

     The Investment Divisions invest in the corresponding Eligible Portfolios. You can choose to allocate your net premium payment to a maximum of 21 of the 27 Investment Divisions and/or the Fixed Account.

     The Investment Divisions offered through the SPVUL policy, described in this prospectus and the SAl, are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

INVESTMENT RETURN

     The investment return of your policy is based on the accumulation units you have in each Investment Division of the Separate Account, the amount you have in the Fixed Account, the investment experience of each Investment Division as measured by its actual net rate of return, and the interest rate we credit on the amount you have in the Fixed Account.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the corresponding Eligible Portfolio, any dividend or capital gains distributions, and any charges against the assets of the Investment Division. We determine this investment experience from the end of one valuation day to the end of the next valuation day.

     We will credit any amounts in the Fixed Account with a fixed interest rate which we declare periodically in advance, at our sole discretion. This rate will never be less than an annual rate of 3%. We may credit different interest rates to loaned and unloaned amounts in the Fixed Account. All net premiums applied to, and amounts transferred to, the Fixed Account, receive the loaned amount rate or the unloaned amount rate in effect at that time. Interest accrues daily and is credited on each Monthly Deduction Day.

VOTING

     We will vote the shares that the Investment Divisions of the Separate Account hold in the Eligible Portfolios at any regular and special shareholder meetings of the Funds. We will vote these shares according to the instructions we receive from our policyowners who have invested their premiums in Investment Divisions that invest in the Fund holding the meeting. However, if the law changes to allow us to vote the shares in our own right, we may decide to do so.

     While your policy is in effect, you can provide voting instructions to us for each Investment Division in which you have assets. The number of votes you are entitled to will be determined by dividing the units you have invested in an Investment Division by the net asset value per unit for the Eligible Portfolio underlying that Investment Division.

     We will determine the number of votes you are entitled to on the date established by the underlying Fund for determining shareholders that are eligible to vote at the meeting of the relevant Fund. We will send you written voting instructions prior to the meeting according to the procedures established by the Fund. We will send proxy material, reports and other materials relating to the Fund to each person having a voting interest.

     We will vote the Fund shares for which we do not receive timely instructions in the same proportion as the shares for which we do receive timely voting instructions. We will use voting instructions to abstain from voting on an item to reduce the number of votes eligible to be cast.
                       CHARGES ASSOCIATED WITH THE POLICY

     As with all life insurance policies, certain charges apply when you purchase SPVUL. The following is a summary explanation of these charges. (See "Additional Information about Charges" in the SAl for more information.)

                            DEDUCTIONS FROM PREMIUMS

     For Series 1 and 2 policies, there are no deductions from premiums. For Series 3 policies, when we receive a premium payment from you, we will deduct a state tax charge and a federal tax charge.

STATE TAX CHARGE

     -- For Series 3 policies, we currently deduct 2% of each premium payment you make as a state tax charge. This is equal to $20 per $1000 of premium. We may increase this charge to reflect changes in applicable law.

FEDERAL TAX CHARGE

     -- For Series 3 policies, we currently deduct 1.25% of each premium payment you make as a federal tax charge. This is equal to $12.50 per $1000 of premium. We may increase this charge to reflect changes in applicable law.

       DEDUCTIONS FROM CASH SURRENDER VALUE AND FROM THE SEPARATE ACCOUNT

     Each Monthly Deduction Day, we will deduct from your policy's Cash Surrender Value, the deferred sales expense charge, an administrative charge, a cost of insurance charge, and, for Series 2 and 3 policies, a mortality and expense risk charge from the Investment Divisions of the Separate Account. In addition, for Series 1 policies, each day we deduct a mortality and expense risk charge from the Cash Value allocated to the Separate Account. If you have elected the Expense Allocation feature, the policy charges will be deducted according to those instructions.

     The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. However, if we have not received your initial premium payment as of the Issue date, the first Monthly Deduction Day will be the monthly anniversary on or following the date we receive the initial premium payment. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day.

DEFERRED SALES EXPENSE CHARGE

     The deferred sales expense charge is deducted on each Monthly Deduction Day for 10 years following a premium payment.

     For Series 1 and 2 policies, the deferred sales expense charge is comprised of the sales expense charge, a state tax charge and a federal tax charge.

     -- Sales Expense Charge--We currently deduct 0.40% of the Cash Value as a sales expense charge. This is equal to $4 per $1000 of Cash Value. We may increase this charge, however, we guarantee that the sales expense charge combined with the state tax charge and the federal tax charge will never exceed 1.00% of Cash Value.

     -- State Tax Charge--We currently deduct 0.30% of the Cash Value as a state tax charge. This is equal to $3 per $1000 of Cash Value. We may increase this charge to reflect changes in the applicable law. However, we guarantee that the state tax charge combined with the sales expense charge and federal tax charge will never exceed 1.00% of Cash Value.

     -- Federal Tax Charge--We currently deduct 0.20% of the Cash Value as a federal tax charge. This is equal to $2 per $1000 of Cash Value. We may increase this charge to reflect changes in the applicable law. However, we guarantee that the federal tax charge combined with the sales expense charge and the state tax charge will never exceed 1.00% of Cash Value.

     For Series 3 policies, the deferred sales expense charge is equal to 0.40% as an annual percentage of the policy's Cash Value. This is equal to $4 per $1000 of Cash Value.

MONTHLY ADMINISTRATIVE CHARGE

     On each Monthly Deduction Day, we will deduct a monthly administrative charge to cover our costs for providing certain administrative services, including premium collection, record-keeping, processing claims and communicating with policyowners.

     Currently, we deduct a monthly administrative charge equal to 0.60% of the Cash Value for the first three policy years. Starting in Policy Year four, this charge is reduced based on the Cash Value as specified in the table below. While we can change the monthly administrative charge at any time, we guarantee that we will never charge you more than 0.70% of the Cash Value of the policy.

      CURRENT MONTHLY ADMINISTRATIVE CHARGE FOR POLICY YEARS 4 AND BEYOND:
                     (AS A PERCENTAGE OF TOTAL CASH VALUE)

-------------------------------------------------------------------------------------
            IF CASH VALUE IS:                        ADMINISTRATIVE CHARGE
-------------------------------------------------------------------------------------

    Below $30,000                                            0.60%
-------------------------------------------------------------------------------------

    $30,000 to $59,999.99                                    0.55%
-------------------------------------------------------------------------------------

    $60,000 to $89,999.99                                    0.50%
-------------------------------------------------------------------------------------

    $90,000 to $119,999.99                                   0.40%
-------------------------------------------------------------------------------------

    $120,000 to $149,999.99                                  0.30%
-------------------------------------------------------------------------------------

    $150,000 to $179,999.99                                  0.20%
-------------------------------------------------------------------------------------

    $180,000 to $199,999.99                                  0.10%
-------------------------------------------------------------------------------------

    $200,000 or greater                                      0.00%
-------------------------------------------------------------------------------------

COST OF INSURANCE CHARGE

     We deduct a charge for the cost of providing a Life Insurance Benefit to you each month. This charge is equal to the net amount at risk multiplied by a monthly cost of insurance rate. The net amount at risk is equal to the difference between the policy's Life Insurance Benefit and its Cash Value. We determine the monthly cost of insurance based upon our underwriting of your policy. This determination is based on the insured's current insurance age, gender, underwriting class and Policy Year. The cost of insurance rates will never exceed the guaranteed maximum cost of insurance rates for your policy. We base the guaranteed rates for policies that provide coverage for insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. Each Monthly Deduction Day, we will deduct the cost of insurance charge from the Cash Surrender Value of your policy.

     We base the monthly cost of insurance charge we apply to your policy on our current monthly cost of insurance rates. We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses and persistency. However, the current rates will never be more than the guaranteed maximum rates shown of the Policy Data Page. If the insured is age 17 or younger when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the insured is age 18 or older when the policy is issued and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the insured's underwriting class.

MORTALITY AND EXPENSE RISK CHARGE

SERIES 1 POLICIES

     -- Current--We currently deduct a daily mortality and expense risk charge from Cash Value allocated to the Separate Account that is equal to an annual rate of 0.50%, or $5 per $1000, of the average daily net asset value of each Investment Division.

     -- Guaranteed Maximum--We guarantee that the mortality and expense risk charge will never exceed an annual rate of 0.80%, or $8 per $1000, of the average daily net asset value of each Investment Division.

SERIES 2 AND 3 POLICIES

     -- Current-- We currently deduct a monthly mortality and expense risk charge from the Cash Surrender Value that is equal to an annual rate of 0.50%, or $5 per $1000, of the Cash Value in the Separate Account.

     -- Guaranteed Maximum-- We guarantee that the monthly mortality and expense risk charge will never exceed an annual rate of 0.80%, or $8 per $1000, of the Cash Value in the Separate Account.

EXPENSE ALLOCATION

     With the Expense Allocation feature, you choose how to allocate certain policy expenses. These include monthly cost of insurance, the monthly administrative charge, and for Series 2 and 3 policies, a Mortality and Expense Risk Charge. You can instruct us at the time of the application and any time thereafter to have expenses deducted from the Mainstay VP Cash Management Investment Division, the Fixed Account, or a combination of both.

     If the values in the MainStay VP Cash Management Investment Division and/or the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible from these allocation alternatives. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us as to how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions, and any unloaned amount in the Fixed Account.

CHARGES FOR FEDERAL INCOME TAXES

     We do not currently deduct a charge for federal income taxes from the Investment Divisions, although we may do so in the future, to reflect possible changes in the law.

FUND CHARGES

     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at the net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio by the relevant Fund. The advisory fees and other expenses are not fixed or specified under the terms of the policy and may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The chart beginning on the next page reflects fees and charges of the Funds.

                              FUND ANNUAL EXPENSES

                                                  MAINSTAY VP    MAINSTAY VP                 MAINSTAY VP
                                    MAINSTAY VP     CAPITAL         CASH       MAINSTAY VP     EQUITY      MAINSTAY VP
                                       BOND       APPRECIATION   MANAGEMENT    CONVERTIBLE     INCOME      GOVERNMENT
                                    -----------   ------------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................     0.25%         0.36%          0.25%         0.36%         0.70%(b)      0.30%
  Administration Fees.............     0.20%         0.20%          0.20%         0.20%         0.00%(b)      0.20%
  Other Expenses..................     0.07%         0.07%          0.09%         0.11%         0.24%         0.10%
  Total Fund Annual Expenses......     0.52%         0.63%          0.54%         0.67%         0.94%(c)      0.60%

                                                  MAINSTAY VP
                                    MAINSTAY VP   HIGH YIELD    MAINSTAY VP
                                      GROWTH       CORPORATE      INDEXED
                                      EQUITY         BOND         EQUITY
                                    -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................     0.25%         0.30%         0.10%
  Administration Fees.............     0.20%         0.20%         0.20%
  Other Expenses..................     0.05%         0.08%         0.07%
  Total Fund Annual Expenses......     0.50%         0.58%         0.37%

                                     MAINSTAY VP    MAINSTAY VP   MAINSTAY VP   MAINSTAY VP   MAINSTAY VP
                                    INTERNATIONAL     MID CAP       MID CAP      SMALL CAP       TOTAL      MAINSTAY VP
                                       EQUITY          CORE         GROWTH        GROWTH        RETURN         VALUE
                                    -------------   -----------   -----------   -----------   -----------   -----------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................      0.60%          0.85%(b)      0.75%(b)      1.00%(b)      0.32%         0.36%
  Administration Fees.............      0.20%          0.00%(b)      0.00%(b)      0.00%(b)      0.20%         0.20%
  Other Expenses..................      0.32%          0.24%         0.24%         0.24%         0.07%         0.08%
  Total Fund Annual Expenses......      1.12%          1.09%(d)      0.99%(e)      1.24%(f)      0.59%         0.64%

                                    MAINSTAY VP   MAINSTAY VP
                                     AMERICAN       DREYFUS      MAINSTAY VP
                                      CENTURY        LARGE       EAGLE ASSET
                                     INCOME &       COMPANY      MANAGEMENT
                                      GROWTH         VALUE      GROWTH EQUITY
                                    -----------   -----------   -------------
FUND ANNUAL EXPENSES
  (as a % of average net assets
    for the fiscal year ended
    December 31, 2001)(a)
  Advisory Fees...................     0.50%         0.60%          0.50%
  Administration Fees.............     0.20%         0.20%          0.20%
  Other Expenses..................     0.18%         0.19%          0.10%
  Total Fund Annual Expenses......     0.88%         0.99%          0.80%

------------
(a) The Fund or its agents provided the fees and charges, which are based on 2001 expenses and may reflect estimated charges. We have not verified the accuracy of the information provided by the agents.
(b) The fees designated as "Advisory Fees" reflect "Management Fees", which includes both Advisory Fees and Administrative Fees for this Investment Division.
(c) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.89% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.65%, 0.24% and 0.89% respectively.
(d) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.98% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.74%, 0.24% and 0.98% respectively.
(e) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.97% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.73%, 0.24% and 0.97% respectively.
(f) The Portfolio commenced operations on July 2, 2001. "Other Expenses" are based on estimated amounts for the current fiscal year. New York Life Investment Management LLC ("NYLIM") has agreed to reduce its fees and reimburse the operating expense of the Portfolio to the extent such expenses would cause "Total Fund Annual Expenses" to exceed 0.95% of average daily net assets. This fee reduction and reimbursement agreement may be terminated by NYLIM at any time. After taking into account this fee reduction and reimbursement agreement, estimated "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the current year are 0.71%, 0.24% and 0.95% respectively.

                                                                                                         FIDELITY VIP
                                            ALGER AMERICAN   CALVERT     DREYFUS IP    FIDELITY VIP         EQUITY-
                                                SMALL         SOCIAL     TECHNOLOGY    CONTRAFUND(R)        INCOME
                                            CAPITALIZATION   BALANCED      GROWTH     (INITIAL CLASS)   (INITIAL CLASS)
                                            --------------   --------    ----------   ---------------   ---------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
    fiscal year ended December 31,
    2001)(a)
  Advisory Fees...........................      0.85%          0.425%      0.75%           0.58%             0.48%
  Administration Fees.....................      0.00%          0.275%      0.00%           0.00%             0.00%
  Other Expenses..........................      0.07%        0.18%(g)      0.12%           0.10%             0.10%
  Total Fund Annual Expenses..............      0.92%        0.88%(g)      0.87%(h)        0.68%(i)          0.58%(i)

                                                          JANUS ASPEN                    VAN KAMPEN
                                            JANUS ASPEN     SERIES        T. ROWE           UIF
                                              SERIES       WORLDWIDE    PRICE EQUITY      EMERGING
                                             BALANCED       GROWTH         INCOME      MARKETS EQUITY
                                            -----------   -----------   ------------   --------------
FUND ANNUAL EXPENSES
  (as a % of average net assets for the
    fiscal year ended December 31,
    2001)(a)
  Advisory Fees...........................     0.65%         0.65%         0.85%(j)        1.25%
  Administration Fees.....................     0.00%         0.00%         0.00%           0.25%
  Other Expenses..........................     0.01%         0.04%         0.00%           0.62%
  Total Fund Annual Expenses..............     0.66%         0.69%         0.85%           2.12%(k)

------------
(g) "Other Expenses" reflect an indirect fee. The portfolio has an offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Net fund operating expenses after reductions for such expenses offset arrangement would be 0.87% for Social Balanced Portfolio.
(h) These expenses are for the fiscal year ended December 31, 2001. Expenses in the current year and in future years may be higher or lower than the expenses presented.
(i) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time.
(j) "Advisory Fees" include the ordinary operating expenses of the Fund.
(k) The management fee for the portfolio has been reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the portfolio's adviser to the extent total annual operating expenses exceed 1.75%. The adviser may terminate this voluntary waiver at any time at its sole discretion. Including such reductions, the "Advisory Fees," "Administration Fees," "Other Expenses" and "Total Fund Annual Expenses," were 0.98%, 0.25%, 0.62%, 1.85%, respectively. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expenses and interest expense on borrowing. Included in "Other Expenses" are 0.10% of such investment related expenses.

                              TRANSACTION CHARGES

SURRENDER CHARGES

     The surrender charge is in addition to the sales expense charge. If you surrender your policy during the first nine Policy Years, we will deduct a surrender charge. The surrender charge will be based on a percentage of the Cash Value and will never be greater than the maximum surrender charges shown on the Policy Data Page. For example, a male insured aged 55, preferred class, with a single premium of $30,000, would pay a charge of $2,594.56 for a Series 1 policy, $2,593.37 for a Series 2 policy, and $2,098.75 for a Series 3 policy if he surrenders his policy at the end of the first Policy Year. If the policy remains in force, no charge is assessed. Surrender charges also apply to partial withdrawals, in excess of the surrender charge free window, that are taken from the policy.
                           DESCRIPTION OF THE POLICY

                                  THE PARTIES

     There are three important parties to the Policy: the Policyowner, the Insured and the Beneficiary. One individual can have one or more of these roles. Each party plays an important role in a Policy.

     POLICYOWNER: This person or entity can purchase and surrender a policy, and can make changes to it, such as:

     -- add/delete riders

     -- change the beneficiary

     -- change underlying investment options

     -- take a loan against or take a partial withdrawal from the value of the policy

     INSURED: This individual's personal information determines the cost of the life insurance coverage. The Policyowner also may be the insured.

     BENEFICIARY: This person (persons) receives the Policy Proceeds at the time of the Insured's death. The beneficiary is the person(s) or entity(ies) the Policyowner specifies on our records to receive the Policy Proceeds. The Policyowner can name his or her estate as the beneficiary.

                                   THE POLICY

     The Policy provides life insurance protection on the named insured, and pays Policy Proceeds when that insured dies while the policy is in effect. The policy offers: (1) permanent life insurance protection, (2) access to the policy's Cash Surrender Value through loans and partial withdrawal privileges (within limits); (3) a death benefit guarantee (for Series 1 and 2 policies the death benefit guarantee exists only if you have paid 100% of the guideline single premium); (4) additional benefits through the use of optional riders; and
(5) a selection of premium and expense allocation options, including 27 Investment Divisions, and a Fixed Account with a guaranteed minimum interest rate.

     We will pay the designated beneficiary the Policy Proceeds if the policy is still in effect when the Insured dies. Your policy will stay in effect as long as the Cash Surrender Value of your policy is sufficient to pay your policy's monthly deductions.

     The life insurance benefit is equal to the face amount of your policy or the Cash Value multiplied by a percentage as specified in your policy.

HOW THE POLICY IS AVAILABLE

     SPVUL is available as a Non-Qualified policy only.

POLICY PREMIUMS

     When you purchase an SPVUL policy you pay an initial single premium payment. If you choose to pay additional premium payments we may increase the Life Insurance Benefit under the policy to meet federal tax requirements. We reserve the right to refuse any additional premium payments that violate federal tax requirements. Other than the initial premium, there are no required premium payments. However, you may be required to make additional premium payments to keep your policy from lapsing if the death benefit guarantee is not in effect. You can also pay additional premiums if you decide you do not want the death benefit guarantee invoked. (See "Premiums" for more information.)

                                   CASH VALUE

     The Cash Value of this policy at any time is equal to the total value of your policy's accumulation units in the Separate Account plus the amount in the Fixed Account. This amount is allocated based on the instructions you give us. A number of factors affect your policy's Cash Value, including, but not limited to:

     -- the amount and frequency of the premium payments;

     -- the investment experience of the Investment Divisions you choose;

     -- the interest credited on the amount in the Fixed Account;

     -- the amount of any partial withdrawals you make (including any charges you incur as a result of a withdrawal); and

     -- the amount of charges we deduct.

     The Cash Value is not necessarily the amount you receive when you surrender your policy. See "Partial Withdrawals and Surrenders" for details about surrendering your policy.

INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     The balance of your premium payment, after we deduct any applicable premium charges, is called your net premium. We allocate your net premium among the available Investment Divisions that you select (See "Funds and Eligible Portfolios" for a list of available Investment Divisions) and the Fixed Account, based on your instructions. You can allocate your net premium to a maximum of 21 Investment Divisions and/or the Fixed Account.

AMOUNT IN THE SEPARATE ACCOUNT

     We use the amount allocated to an Investment Division to purchase accumulation units within that Investment Division. We redeem accumulation units from an Investment Division when amounts are loaned, withdrawn, transferred, surrendered or deducted for charges or loan interest. We calculate the number of accumulation units purchased or redeemed in an Investment Division by dividing the dollar amount of the transaction by the Investment Division's accumulation unit value. On any given day, the amount you have in the Separate Account is the value of the accumulation units you have in all of the Investment Divisions of the Separate Account. The value of the accumulation units you have in a given Investment Division equals the current accumulation unit value for the Investment Division multiplied by the number of accumulation units you hold in that Investment Division.

     We determine accumulation unit values for the Investment Divisions as of the end of each valuation day. A "valuation day" is any day the New York Stock Exchange is open for regular trading.

AMOUNT IN THE FIXED ACCOUNT

     You can choose to allocate all or part of your net premium payment(s) to the Fixed Account. The amount you have in the Fixed Account equals:

          (1) the sum of the net premium payments you have allocated to the Fixed Account;

     plus (2) any transfers you have made from the Separate Account to the Fixed
              Account;

     plus (3) any interest credited to the Fixed Account;

     less (4) any amounts you have withdrawn from the Fixed Account;

     less (5) any charges we have deducted from the Fixed Account;

     less (6) any transfers you have made from the Fixed Account to the Separate
              Account.

TRANSFERS AMONG INVESTMENT DIVISIONS AND THE FIXED ACCOUNT

     You can transfer all or part of the Cash Value of your policy: (1) from the Fixed Account to the Investment Divisions of the Separate Account, (2) from the Investment Divisions of the Separate Account to the Fixed Account, or (3) among the Investment Divisions in the Separate Account.

     You can request a transfer under the following conditions:

     -- Maximum Transfer-The maximum amount you can transfer from the Fixed
        Account to the Investment Divisions during any Policy Year is the greater of (i) 20% of the amount in the Fixed Account at the beginning of the Policy Year or (ii) $5000.

        During any period when the interest rate credited on the amount in the Fixed Account is equal to 3%, the maximum amount you can transfer to the Fixed Account during any Policy Year is the greater of (i) 20% of the total amount in the Investment Divisions at the beginning of the Policy Year or (ii) $5000. However, this limit will not apply if the insured was age 65 or older on the most recent policy anniversary. If you have exceeded the transfer limit in any Policy Year during which the limit becomes effective, you cannot make any additional transfers to the Fixed Account during that Policy Year while the limit remains in effect. We will count transfers made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as a transfer toward these maximum limits.

     -- Minimum Transfer-The minimum amount that you can transfer from an Investment Division or the Fixed Account is the lesser of (i) $500 or
        (ii) the total amount in the Investment Division or the Fixed Account.

     -- Minimum Remaining Value-If a transfer will cause the amount you have in an Investment Division or the Fixed Account to be less than $500, we will transfer the entire amount in the Investment Division and/or Fixed Account you have chosen.

     -- Limits on Transfers-Your right to make transfers under the policy is subject to modification if we determine, in our sole opinion, that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policyowners. We reserve the right to limit transfer instructions to written letters delivered via U.S. mail.

        Currently we reserve the right to reject, without prior notice, transfer requests into or out of any Investment Division if the amount of the request (either alone or when combined with amounts from other policies owned by or under the control of the same individual or entity) would exceed $500,000.

       In addition, orders for the purchase of portfolio shares are subject to acceptance by the relevant Fund. We reserve the right to reject, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Eligible Portfolio is not accepted for any reason.

     -- Transfer Charge: We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from amounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options as a transfer toward the twelve transfer limit.

     -- How to request a transfer:

     (1) submit your request in writing on a form we approve to the Variable Products Service Center ("VPSC") at: 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing);

     (2) use the Interactive Voice Response system at 800-598-2019;

     (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 8:00 am and 6:00 pm Eastern Time; or

     (4) make your request through the Virtual Service Center.

     Faxed requests are not acceptable and will not be honored at any time.

     Transfer requests received after 4:00 pm Eastern Time on a Business Day, or received on a non-Business Day, will be priced as of the next Business Day. (See "How to Reach Us for Policy Services" for more information.)

ADDITIONAL BENEFITS THROUGH RIDERS

     You can apply for additional benefits by selecting one or both of the following riders:

     -- LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER IN MOST
        JURISDICTIONS): Under this rider, if the insured has a life expectancy of 12 months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You can elect this rider when you apply for your policy or anytime after we issue your policy.

     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER: Upon the insured's death, this rider allows a spouse who is the named beneficiary to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability.

     See the SAl for more information about riders.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- DOLLAR COST AVERAGING Dollar Cost Averaging is a systematic method of investing which allows you to purchase shares of any Investment Division(s) at regular intervals in fixed dollar amounts so that the cost of your shares is averaged over time and over various market cycles. (See the SAl for more information.)

     -- AUTOMATIC ASSET REALLOCATION If you choose this feature, we will reallocate your assets automatically among the Investment Divisions on a schedule you select in order to maintain a predetermined percentage invested in the Investment Division(s) you have selected. (See the SAl for more information.)

     -- INTEREST SWEEP You can instruct us to periodically transfer the interest credited to the Fixed Account into the Investment Division(s) you specify. (See the SAI for more information.)

MATURITY DATE

     Your policy matures on the policy anniversary on which the insured is age
100. One year before your policy's maturity date, we will notify you that on your maturity date you may elect to:

     (1) continue the policy with the death benefit guarantee (if the death benefit guarantee is in effect); or

     (2) continue the policy without the death benefit guarantee; or

     (3) surrender the policy.

     If you do not make an election and the death benefit guarantee is in effect, or if you affirmatively elect to continue the policy with the death benefit guarantee, we will transfer all amounts you have allocated to the Investment Divisions to a Cash

Management investment division. The policy's face amount and death benefit guarantee amount will be the greater of the death benefit guarantee amount at Maturity or the Cash Value at Maturity. For Series 1, we will not assess any further Monthly Deductions, but we will continue to deduct Separate Account charges. For Series 2 and 3 we will continue to assess a Mortality and Expense Risk charge on the Cash Value that remains in the Separate Account. The Eligible Portfolios will continue to deduct their own fees and expenses. You will not be permitted to make transfers into any other Investment Division, make additional premium payments into any Investment Division other than the Cash Management investment division, or make partial withdrawals. The federal income tax treatment of a life insurance contract is uncertain after the insured is age
100. (See "Federal Income Tax Considerations--Status of Policy After Insured is Age 100" for more information).

     If you do not make an election and the death benefit guarantee is not in effect, or if you affirmatively elect to continue the policy without the death benefit guarantee, your Cash Value will remain invested in the same investment options as before Maturity. You will be paid the Cash Surrender Value upon the death of the insured. We will not assess any further Monthly Deductions, but we will continue to assess a Mortality and Expense Risk charge on the Cash Value that remains in the Separate Account. The Eligible Portfolios will continue to deduct their own fees and expenses.

     If you choose to surrender your policy, you must submit a signed request to VPSC located at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing).

     Please consult your tax advisor regarding the tax implications of these options.

     If your policy is still in effect when the insured dies, we will pay the Policy Proceeds to the beneficiary.

TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES

     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the IRC. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

24 MONTH EXCHANGE PRIVILEGE

     Within the first 24 months after the Issue Date of your policy, if you decide that you do not want to own a variable policy, you can either: (1) transfer the entire Cash Value to the Fixed Account of your policy or (2) exchange your policy for a new permanent plan of life insurance that we (or one of our affiliates) offer for this purpose. The new policy will have the same policy date, issue age and risk classification as your original policy, but will not offer variable investment options such as the Investment Divisions. You may choose for the new policy to have either a face amount equal to the face amount of this policy on the date of the exchange, or the same Death Benefit.

     In order to exchange your policy:

     -- your policy must be in effect on the date of the exchange;

     -- you must repay any unpaid loan (including any accrued loan interest);
        and

     -- you must submit a written request in proper form.

     We will process your request for an exchange on the later of: (a) the date you send in your written request along with your policy or (b) the date we receive the necessary loan payment for your exchange at VPSC located at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). The policy exchange will be effective on the later of these two dates. The amount applied to your new policy will be the policy's Cash Value plus a refund of all cost of insurance charges taken as of the date of the exchange. We will require you to make any adjustment to the premiums and Cash Values of your variable policy and the new policy, if necessary. When you exchange your policy, all riders and benefits for that policy will end, unless otherwise required by law.
                                    PREMIUMS

     At the time you purchase your policy, you pay an initial single premium and, subject to restrictions, you can pay additional premiums.

     For Series 1 and 2 policies, you can choose an initial single premium based on 80% or 100% of the Guideline Single Premium ("GSP"). The GSP is shown on your Policy Data Page. For Series 3 policies there is no GSP and you can pay any amount within our minimum and maximum limits.

     An unplanned premium is a payment you make after the initial single premium is made.

     -- While the insured is living, you may make unplanned premium payments at any time before the policy anniversary on which the insured is age 100. However, if payment of an unplanned premium will cause the Life Insurance Benefit of your policy to increase more than the Cash Value will increase, we may require proof of insurability before accepting that payment and applying it to your policy. The increase may occur in order for your policy to continue to qualify as life insurance under the IRC.

     -- If you exchange another life insurance policy to acquire this policy under IRC Section 1035, we will treat the proceeds of that exchange as an unplanned premium.

     -- The minimum unplanned premium amount we allow is $500.

     -- We may limit the number and amount of any unplanned premium payments.

     Unless you advise us otherwise, unplanned premiums remitted on a policy with an outstanding loan balance will automatically be applied first as a loan repayment and then as unplanned premiums up to the Guideline Limits (for Series 1 and Series 2).

     For Series 1 and Series 2 policies, the death benefit guarantee is provided only if your initial single premium is based on 100% of the GSP. It is not available if your initial single premium is based on 80% of the GSP. You can remit additional premiums up to the maximum limits set by Section 7702 of the Code. However, making these additional payments will never result in a death benefit guarantee being applied to your policy if one did not exist at issue.

     All Series 3 policies contain a death benefit guarantee at issue.

     A 9 year surrender charge period will be applied only to the initial single premium. Additional premiums will not have a separate surrender charge period. The initial single premium effective date will start the 9 year surrender charge period.

     A 10 year deferred sales expense charge will be applied to each premium remitted. Each premium's effective date will start a separate 10 year deferred sales expense charge period.

     Loan repayments are not subject to surrender or deferred sales expense charges.

     Premium payments can be mailed to NYLIAC, 75 Remittance Drive, Suite 3021, Chicago, IL 60675-3021 or to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159.

     On policies where the Death Benefit Guarantee is not in effect, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect. A policy that is maintained with a Cash Surrender Value just sufficient to cover deductions and charges is more likely to be unable to maintain its Cash Surrender Value because of market fluctuation and other performance-related risks. Your policy can lapse if the Cash Surrender Value is insufficient to cover monthly deduction charges.

     Factors that are considered in determining your initial premium payment are the insured's age at issue, underwriting class, gender and policy face amount.

TIMING AND VALUATION

     Your premium will be credited to your policy on the Business Day that it is received, assuming it is received prior to 4:00 p.m. Eastern time. Any premiums received after that time will be credited to your policy on the next Business Day.

     The fund assets making up the Investment Divisions will be valued only on those days that the NYSE is open for trading.

FREE LOOK

     You have the right to cancel your policy, within certain limits. Under the free look provision of your policy, in most jurisdictions, you have 20 days after you receive your policy to return the policy to us and receive a refund. (See "State Variations" for state-by-state details.)

     We will allocate premium payments made with your application or during the free look period to our General Account until 20 days after issue. We will then allocate the net premium plus any accrued interest to the Investment Divisions you have selected. However, if you cancel your policy, we will pay you the greater of your policy's Cash Value on the date you return the policy or the total premium payments you have made, less any loans and any partial withdrawals you have taken.

     You can return the policy to VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing), or you can deliver it to the registered representative from whom you purchased the policy.

                                PREMIUM PAYMENTS

     All premium payments you make during the free look period are applied to our General Account. After the free look period, we apply your premium (for Series 1 and 2) or net premium, which is the balance of the premium payment after we deduct state and federal tax charges (for Series 3), along with any interest credited, to the Investment Divisions of the Separate Account and/or the Fixed Account according to the most recent premium allocation election you have given us. You can change the premium allocation any time you make a premium payment by submitting a revised premium allocation form. Allocation percentages must be in whole numbers.

     For Series 1 and 2 policies, we may limit your premium payments. If the premiums paid during any Policy Year exceed the maximum amount permitted under the Guideline Premium Test (GPT) we will return to you the excess amount within 60 days after the end of the Policy Year. The excess amount of the premiums we return to you will not include any gains or losses attributable to the investment return on those premiums. We will credit interest at a rate of not less than 3% on those premiums from the date such premiums cause the policy to exceed the amount permitted under the GPT to the date we return the premiums to you.

                PREMIUM PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20 fee for each returned payment. In addition, if we incur any losses as a result of the reversed investment options, we will deduct the amount of the loss from your policy's Cash Value.
                           POLICY PAYMENT INFORMATION

WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have begun on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

     The monthly deduction of charges will be taken from the initial premium payment effective with the first Monthly Deduction Day.

POLICY PROCEEDS

     We will pay proceeds to your beneficiary when we receive satisfactory proof that the Insured died. These proceeds will equal:

          1) the Life Insurance Benefit, calculated based on the policy's Life Insurance Benefit option valued as of the date of death;

     less 2) any outstanding loans (including any accrued loan interest as of the date of death) on the policy;

     less 3) any past due monthly deductions.

     We will pay interest on these proceeds from the date the insured died until the date we pay the proceeds or the date when the payment option you have chosen becomes effective.

PAYEES

     The beneficiary is the person(s) or entity/ies you have specified on our records to receive the Policy Proceeds. You have certain options regarding the policy's beneficiary:

     -- You name the beneficiary when you apply for the policy. The beneficiary will receive the Policy Proceeds after the insured dies.

     -- You can elect to have different classes of beneficiaries, such as primary and secondary, where these classes determine the order of payment. You may identify more than one beneficiary per class.

     -- You can change a revocable beneficiary while the insured is living by writing to VPSC at Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing).

     -- If no beneficiary is living when the insured dies, we will pay the Policy Proceeds to you (the Policyowner) or if you are deceased, to your estate.

     You can name only those individuals who are able to receive payments on their own behalf as payees or successor payees, unless we agree otherwise. We may require proof of the age of the payee or proof that the payee is living. If we still have an unpaid amount, or there are some payments which still must be made when the last surviving payee dies, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate. We will make this payment in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

WHEN WE PAY POLICY PROCEEDS

     If the policy is still in effect, we will pay any Cash Surrender Value, partial withdrawals, loan proceeds or the Policy Proceeds generally within seven days after we receive all of the necessary requirements at VPSC located at 51 Madison Avenue, Room 452, New York, NY 10010 (or any other address we indicate to you in writing).

     Under the following situations, payment of proceeds may be delayed:

     -- We may delay payment of any loan proceeds attributable to the Separate
        Account, any partial withdrawal from the Separate Account, the Cash Surrender Value or the Policy Proceeds during any period that:

       (1) we are unable to determine the amount to be paid because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the Securities and Exchange Commission ("SEC") or the SEC declares that an emergency exists; or

       (2) the SEC, by order, permits us to delay payment in order to protect our policyowners.

     -- We may delay payment of any portion of any loan or surrender request, including requests for partial withdrawals, from the Fixed Account for up to six months from the date we receive your request.

     -- We may delay payment of the entire Policy Proceeds if we contest the payment. We investigate all death claims that occur within the two-year contestable period. Upon receiving information from a completed investigation we will make a determination, generally within five days, as to whether the claim should be authorized for payment. Payments are made promptly after the authorization.

     -- Federal laws made to combat terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular policy(ies), we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or an account is frozen, the Cash Value would be moved to a special segregated interest-bearing account and held in that account until instructions are received from the appropriate federal regulator.

     -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. It may take up to 15 days for a check to clear through the banking system.

     We add interest at an annual rate of 3% (or at a higher rate if required by state law) if we delay payment of a partial withdrawal or Cash Surrender Value for 30 days or more.

     We add interest to Policy Proceeds from the date of death to the date of payment at the same rate as we pay under the Interest Payment Option (or at a higher rate if required by state law).

DEATH CLAIMS

     The beneficiary can elect to have the Policy Proceeds paid into an interest-bearing account opened in the beneficiary's name. Within seven days of our receipt of due proof of death and payment instructions at VPSC, we will provide the beneficiary with a checkbook to access these funds from the account. The beneficiary can withdraw all or a portion of the Policy Proceeds at any time, and will receive interest on the proceeds remaining in the account. The account is part of our General Account, is not FDIC insured, and is subject to the claims of our creditors. We may receive a benefit from the amounts held in the account.

     We will pay the Policy Proceeds in one sum unless the beneficiary chooses otherwise. There are three payment options you may choose from: an Interest Accumulation Option, an Interest Payment Option, and a Life Income Option. If any payment under these options is less than $100, we may pay any unpaid amount or present value in one sum.

     Any Policy Proceeds paid in one sum will be paid in cash and bear interest compounded each year from the date of the insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).

     -- Interest Accumulation Option (Option 1 A)
        Under this option, the portion of the Policy Proceeds the beneficiary chooses to keep with us will earn interest each year. The beneficiary can make withdrawals from this amount at any time in sums of $100 or more. We will pay interest on the sum withdrawn up to the date of the withdrawal.

     -- Interest Payment Option (Option 1 B)
        Under this option, we will pay interest on all or part of the Policy Proceeds you choose to keep with us. You elect the frequency of the interest payments we make: once each month, every three months, every six months or once each year.

     -- Life Income Option (Option 2)
        Under this option, we make equal monthly payments during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the Policy Proceeds to the purchase of a corresponding single premium life annuity policy, which is issued when the first payment is due. Payments remain the same and are guaranteed for ten years, even if the specified payee dies sooner.

       Payments are based on an adjusted annuity premium rate in effect at the time the annuity policy is issued. This rate will not be less than the corresponding minimum amount shown in the Option 2 table found in your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.

       If you make a request, we will send you a statement of the minimum amount due with respect to each monthly payment in writing. The minimum is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:

1999-2005      2006-2015      2016-2025      2026-2035      2036 AND LATER
---------      ---------      ---------      ---------      --------------
   +1              0             -1             -2                -3

     A decrease in the payee's age results in lower payments than if no decrease was made.

ELECTING OR CHANGING A PAYMENT OPTION

     While the insured is living, you can elect or change your payment option. You can also name or change one or more of the beneficiaries who will be the payee(s) under that option.

     After the insured dies, any person who is entitled to receive Policy Proceeds in one sum (other than an assignee) can elect a payment option and name payees. The person who elects a payment option can also name one or more successor payees to receive any amount remaining at the death of the payees. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the payment option has the right to advance or assign payments, take the payments in one sum, change the payment option, or make any other change, only if the person who elects the payment option notifies us in writing and we agree.

LIFE INSURANCE BENEFIT

     The Life Insurance Benefit is equal to the policy's face amount in force on the Insured's date of death. Your Life Insurance Benefit may be greater if the policy's Cash Value, multiplied by the minimum percentage necessary for the policy to qualify as life insurance under IRC Section 7702, is greater than the amount calculated under the Life Insurance Benefit. You can find this percentage on the Policy Data Page.

     Under Section 7702, a policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets the Guideline Premium Test ("GPT") or the Cash Value Accumulation Test ("CVAT"). Series 1 and 2 policies use the GPT. Series 3 policies use the CVAT. The Life Insurance Benefit will vary depending on which test is used.

     The Guideline Premium Test--Series 1 and 2 Policies
     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into a policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by the age of the insured) of the Cash Value.

     The Cash Value Accumulation Test--Series 3 Polices
     The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on age, gender, and risk class of the insured) of the Cash Value.

DEATH BENEFIT GUARANTEE

     For Series 1 and 2 policies, a death benefit guarantee is included in the policy at issue only if you select an initial single premium based on 100% of the GSP for the policy. It is not available to Policyowners who select an initial single premium based on 80% of the GSP. For Series 3 policies, a death benefit guarantee is automatically included in the policy at issue and equals the face amount. The death benefit guarantee prevents the policy from lapsing if the policy's Cash Surrender Value is insufficient to cover the Monthly Deductions. Loans and partial withdrawals can reduce or eliminate the death benefit guarantee. If the Insured dies after the death benefit guarantee has been invoked, the Policy Proceeds will equal the amount of the death benefit guarantee.

     Below is an example of the new death benefit guarantee after a partial withdrawal assuming the following:

     -- The owner of a Policy with a $58,068 face amount takes a partial withdrawal of $1,000 in the 2nd year.

     -- Issue Age of 35

     -- Initial Single Premium at Issue = $10,000

     -- Death benefit guarantee at Issue = $58,068 Face Amount

     -- Cash Value before withdrawal = $11,020

     -- Cash Value after withdrawal = $10,000 ($11,020 (cash value before the partial withdrawal) - 1,000 (partial withdrawal amount) - $20 (partial withdrawal fee)

     For Series 1 and 2 policies, the new death benefit guarantee is the lowest of the following 3 calculations:

     1. The attained age face amount:
         $10,000/0.1797 = $55,648 (Where "0.1797" is the approximate GSP per dollar at age 36)

     2. The policy's reduced face amount:
         The face amount at issue minus the $1,000 withdrawal. Reduced face amount is $58,068 -- $1,000 = $57,068

     3. The death benefit guarantee in effect before the partial withdrawal:
         $58,068

The death benefit guarantee amount is now reduced to $55,648 (the lowest of the three calculations above).

     For Series 3 policies, the new death benefit guarantee equals the policy's reduced face amount:

    The face amount at issue minus the $1,000 withdrawal. Reduced face amount is $58,068 - $1,000 = $57,068

The death benefit guarantee amount is now reduced to $57,068.

     Any time the amount of the death benefit guarantee is reduced, that amount becomes the new death benefit guarantee amount. The amount of the death benefit guarantee will never increase.

     For Series 1 (except in N.J.):

     If, at any time, the loan principal including capitalized interest exceeds 50% of the Cash Surrender Value, the death benefit guarantee will terminate.

     For Series 1 policies issued in N.J. and all Series 2 and Series 3 policies:

     On a Monthly Deduction Day, if the Cash Surrender Value of the Policy is insufficient to cover the monthly deductions, the death benefit guarantee will not apply if the total premiums paid less any current loan balance including accrued interest and any accumulated gross partial withdrawals is less than the initial single premium. This means the death benefit guarantee does not apply unless (a) you paid additional premium after the initial single premium, and (b) the amount of the loan, including accrued interest, is no more than the amount of the additional premium(s). Premiums and/or loan repayments will be accepted during the 62 day grace period to ensure that the initial single premium test is satisfied so that the death benefit guarantee can be invoked.

                          ADDITIONAL POLICY PROVISIONS

LIMITS ON OUR RIGHTS TO CHALLENGE YOUR POLICY

     Generally, we must bring any legal action contesting the validity of your policy within two years of the Issue Date.

SUICIDE

     If the death of the insured is a result of suicide within two years of the Issue Date, we will pay a limited life insurance benefit in one sum to the beneficiary. The limited life insurance benefit is the total amount of premiums, less any outstanding loans (including accrued loan interest) and/or amounts withdrawn.

MISSTATEMENT OF AGE OR GENDER

     If the policy application misstates the insured's age or gender, we will adjust the Cash Value, the Cash Surrender Value, and the Life Insurance Benefit to reflect the correct age and gender. We will adjust the Policy Proceeds provided by your policy based on the most recent mortality charge for the correct date of birth.

ASSIGNMENT

     You can assign this policy as collateral for a loan or other obligation. In order for this assignment to be binding on us, we must receive a signed copy of it at VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). We are not responsible for the validity of any assignment. If your policy is a modified endowment contract, assigning your policy may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

                       PARTIAL WITHDRAWALS AND SURRENDERS

                              PARTIAL WITHDRAWALS

     You can request a partial withdrawal from your policy if the insured is living, the partial withdrawal being requested is at least $500, and the withdrawal will not cause the policy to fail to qualify as life insurance under IRC Section 7702.

AMOUNT AVAILABLE TO WITHDRAW

     You can withdraw an amount up to the Cash Surrender Value of your policy. We process a partial withdrawal at the price next determined after we receive your written request. We will not allow a partial withdrawal if it would reduce the Cash Surrender Value below the minimum initial single premium required by issue age ($5,000 for issue ages 17 and below; $10,000 for issue ages 18 and above).

REQUESTING A PARTIAL WITHDRAWAL

     You can request a partial withdrawal from your policy by sending a written request to VPSC at Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing) or by calling 1-800-598-2019. Faxed requests are not acceptable and will not be honored at any time.

     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "Policy Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request. However, if we receive your request after 4:00 p.m. Eastern Time on a Business Day, or receive it on a non-Business Day, then the requested partial withdrawal will be effective on the next Business Day.

     When you make a partial withdrawal, we deduct a fee for processing the partial withdrawal. This fee will not exceed the lesser of $25 or 2% of the amount withdrawn. You can specify how much of the partial withdrawal you want taken from the amount you have in each of the Investment Divisions and in the Fixed Account. If you do not specify this, we will deduct the partial withdrawal and any withdrawal fee from the Investment Divisions and/or the Fixed Account in proportion to the amounts you have in each of these investment options. If you request a partial withdrawal that is greater than the amount in the Investment Divisions and/or in the Fixed Account you have chosen, we will reduce the amount of the partial withdrawal to the amount available and pay you that amount less any applicable withdrawal fee and surrender charge.

     A partial withdrawal may result in taxable income to you. (See "Federal Income Tax Considerations" for more information.)

THE EFFECT OF A PARTIAL WITHDRAWAL

     If you make a partial withdrawal and your policy's Life Insurance Benefit equals the face amount, we will reduce the face amount by the amount of your partial withdrawal. If your policy's Life Insurance Benefit exceeds the face amount, then

     -- if, after the withdrawal, your policy's Life Insurance Benefit would continue to exceed the face amount, we will reduce your Life Insurance Benefit by the amount of the Cash Value you withdrew plus any applicable fees and charges, multiplied by an applicable percentage that you will find in your Policy in the table captioned "Table Of Percentages For Life Insurance Benefit For Compliance With IRC Section 7702", and we will reduce the Cash Value on a dollar-for-dollar basis by the amount of your partial withdrawal plus any fees and charges; or

     -- if, after the withdrawal, your policy's Life Insurance Benefit would not continue to exceed the face amount, we will first determine how much of your withdrawal is attributable to a reduction of the Life Insurance Benefit to the face amount. We then reduce your policy's face amount by an amount equal to the remainder of the withdrawal. We will reduce the Cash Value on a dollar-for-dollar basis by the amount of your partial withdrawal plus any applicable fees and charges.

     For the first nine Policy Years, partial withdrawals in excess of the greater of 10% of premiums paid or 100% of the gain in the Policy will be subject to a surrender charge.

                                   SURRENDERS

CASH SURRENDER VALUE

     The Cash Surrender Value of your policy is the amount we will pay you if you surrender your policy. The Cash Surrender Value of your policy is equal to the Cash Value of the policy less any surrender charge and any outstanding policy loans (including any accrued loan interest). Since the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest credited to the Fixed Account, and because a surrender charge may apply, the Cash Surrender Value may be more or less than the total premium payments you have made less any premium deductions and deductions from Cash Value that were made. You can surrender your policy for its Cash Surrender Value at any time while the insured is living.

REQUESTING A SURRENDER

     You can surrender the policy by sending a written request and the policy to VPSC at Madison Square Station, P.O. Box 922 New York, NY 10159 (or any other address we indicate to you in writing). Faxed requests are not acceptable and will not be accepted at any time.

WHEN THE SURRENDER IS EFFECTIVE

     Unless you choose a later effective date, your surrender will be effective as of the end of the day we receive your written request and the policy. However, if we receive your request after 4:00 p.m. Eastern Time on a Business Day, or receive it on a non-Business Day, the requested surrender will be effective on the next Business Day. We will mail the surrender proceeds within seven days after the effective date.

SURRENDER CHARGES

     If you surrender your policy during the first nine Policy Years, a surrender charge will apply. We will deduct any applicable surrender charge before we pay you the surrender proceeds. (See "Charges Associated with the Policy" for more information.) Because the surrender charge may be significant during early Policy Years, you should not purchase this policy unless you intend to hold the policy for an extended period of time. (See "Table of Fees and Expenses" for more information.)

                                     LOANS

     You can borrow any amount up to the loan value of the policy which equals 90% of your policy's Cash Surrender Value. Since under most circumstances, the Policy is deemed a modified endowment contract under the Internal Revenue Code, there may be adverse tax consequences if you take a loan.

YOUR POLICY AS COLLATERAL FOR A LOAN

     When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account. For Series 1 and 2 policies, we will transfer an amount so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. For Series 3 policies, we will transfer an amount so that the Cash Value in the Fixed Account is at least 100% of the requested loan plus any outstanding loans, including accrued loan interest. For all policies, we will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions or, if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the Cash Value of the Fixed Account to fall below 106% (or a different percentage based on the loan interest rate) for Series 1 and 2 polices, or 100% for Series 3 polices, of all outstanding loans. Additionally, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans and any accrued interest, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

LOAN INTEREST

     We currently charge an effective annual loan interest rate of 6%. We may increase or decrease this rate but we guarantee that the rate will never exceed 8%. We will determine the loan interest rate at least once every twelve months, but not more frequently than once every three months. If we increase the rate, we will not increase it by more than 1% per calendar year.

INTEREST ON THE CASH VALUE HELD AS COLLATERAL

     When you take a loan against your policy, the loaned amount which we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. The rate on the loaned amount in the Fixed Account may also be different from the rate we credit on other amounts in the Fixed Account. The rate we credit on loaned amounts will never be less than 2% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 3%. For the first ten Policy Years, the rate we currently credit on loaned amounts is 1% less than the rate we charge for loan interest. Beginning in the eleventh Policy Year, the rate we currently credit on loaned amounts is 0.5% less than the rate we charge for loan interest. The interest earned on amounts held as collateral for the policy loan will remain in the Fixed Account.

WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

     -- the policy anniversary;

     -- the date you increase or repay a loan;

     -- the date you surrender the policy;

     -- the date the policy lapses; or

     -- the date on which the insured dies.

     Any loan interest due on a policy anniversary which you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Cash Surrender Value, the greater the risk that the remaining Cash Surrender Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount borrowed to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro-rata basis across all Investment Divisions.

LOAN REPAYMENT

     You can repay all or part of a policy loan at any time while your policy is in effect. We will consider any payment we receive from you while you have a loan outstanding to be a loan repayment unless you tell us in writing that it is an additional premium payment. When we receive a loan repayment, we will first use that money to repay any portion of the outstanding loan that was originally taken from the Fixed Account. We will allocate any remaining portion of the loan repayment to the Investment Divisions in the same proportion as the amount of money you have in each Investment Division on the date of the loan repayment, unless you indicate otherwise and we agree.

EXCESS LOAN CONDITION

     If the amount of any unpaid loans (including any accrued loan interest) is greater than the Cash Surrender Value of your policy, we will mail a notice to you at your last known address. We will also send a copy of the notice to the last known assignee, if any, on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, the policy will end. This could result in a taxable gain to you. If the policy is in the late period, the policy will not end earlier than the end of the late period (See "Late Period" below for details).

THE EFFECT OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment results of each Investment Division apply only to the amounts remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     Unpaid loan interest generally will be treated as a new loan under the Internal Revenue Code ("IRC"). A loan may result in taxable income to you. In addition, if the loans taken, including unpaid loan interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See "Federal Income Tax Considerations" for more information.)

                         TERMINATION AND REINSTATEMENT

LATE PERIOD

     If your policy's Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due from the Cash Surrender Value for the next policy month, and the death benefit guarantee is not in effect, your policy will enter a late period for 62 days. During this period, you have the opportunity to pay any premium needed to cover overdue charges. We will mail a notice to your last known address stating this amount. We will send a copy to the last known assignee, if any, on our records. We will mail these notices at least 31 days before the end of the late period. Your policy will remain in effect during the late period. However, if we do not receive the required payment before the end of the late period, the policy will end without any benefits.

     If your policy's Cash Surrender Value on any Monthly Deduction Day is less than the monthly deductions due for the next policy month and the death benefit guarantee is in effect, the death benefit guarantee can be invoked as described in (a) or (b) below:

     (a) If there is no outstanding loan, the policy will continue for a late period of 62 days after the Monthly Deduction Day on which the Cash Surrender Value is insufficient to cover the monthly deduction charge. To inform you of this situation, we will mail a notice to you, at your last known address, at least 31 days before the end of the late period, requesting payment of the additional premium amount necessary to keep the policy in force. If you do not send us this additional premium amount, postmarked by the end of the late period, the death benefit guarantee will be invoked on the Monthly Deduction Day following the expiration of the 62-day late period. We will send a notification to your last known address indicating that the death benefit guarantee has been invoked, and the amount of the death benefit guarantee that applies.

     (b) If there is an outstanding loan, you will be given the opportunity to repay the loan. The policy will continue for a late period of 62 days after the Monthly Deduction Day on which the Cash Surrender Value is insufficient to cover the monthly deduction charge. To inform you of this situation, we will mail a notice to you, at your last known address, at least 31 days before the end of the late period, requesting payment of the additional premium amount, including the loan amount and any interest due, necessary to keep the policy in force. If you do not send us the required payment, postmarked by the end of the late period, the death benefit guarantee will be invoked on the Monthly Deduction Day following the expiration of the 62-day late period. We will send a notification to your last known address indicating that the death benefit guarantee has been invoked and the amount of the death benefit guarantee that applies. If not repaid, the amount of any outstanding loan and loan interest will be deducted from the death benefit guarantee amount that applies.

        Once the death benefit guarantee is invoked, no further charges will be deducted, and no surrender, partial withdrawals, loans or changes of premium allocation election will be permitted. The death benefit guarantee amount will be paid when we receive proof that the Insured has died.

     If the insured dies during the late period, we will pay the Policy Proceeds to the beneficiary. We will reduce the Life Insurance Benefit by any unpaid loan, loan interest and unpaid monthly deductions due from the Cash Value for the full policy month(s) from the beginning of the late period through the policy month in which the insured dies.

REINSTATEMENT OPTION

     If your policy has ended, or if it has not ended but the death benefit guarantee has been invoked, you can request that we reinstate your policy if all of these conditions are met:

     -- you make your request within five years after your policy is ended;

     -- the insured is alive; and

     -- you have not surrendered your policy.

     Before we reinstate your policy, we must receive the following:

     (1) payment equal to an amount sufficient to keep the policy in effect for at least three months (for Series 3, this amount is multiplied by a factor, to account for state and federal tax charges); and

     (2) satisfactory evidence of insurability, if your reinstatement request is more than 90 days after the end of the late period.

     We will allocate your payments to the Investment Divisions and/or the Fixed Account according to your instructions at the time you make such payment.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve your request. If we reinstate your policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not ended.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy ended or when the death benefit guarantee was invoked, less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated. We will deduct any unpaid loan from this Cash Value or any unpaid loan can be repaid together with loan interest, up to 6% compounded annually, from the end of the late period to the date of reinstatement.

     During a late period, transfers may be made; however, no new loans or partial withdrawals can be taken.

     A death benefit guarantee will apply to a reinstated policy only if one existed before the policy ended. Any coverage put into effect as a result of the death benefit guarantee being invoked is terminated upon reinstatement of the policy.

                       FEDERAL INCOME TAX CONSIDERATIONS

OUR INTENT

     This section is intended to provide general information about Federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS") We have not included any information about applicable state or other tax laws. Furthermore, you should note that tax laws change from time to time. We do not know whether the treatment of life insurance policies under Federal income tax or estate or gift tax laws will continue. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations or interpretations.

     The ultimate effect of Federal income taxes on the values under your policy and on the economic benefit to you or the beneficiary depends upon NYLIAC's tax status, the terms of the policy and your circumstances.

DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance under the IRC only if the diversification requirements of IRC Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds have committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the Separate Account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular investment divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in you being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings the Treasury Department has stated it expects to issue. Therefore we reserve the right to modify the policy, as we deem appropriate, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

LIFE INSURANCE STATUS OF THE POLICY

     We believe that your policy, when issued, meets the statutory definition of life insurance under IRC Section 7702 and that you and the beneficiary of your policy will receive the same Federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, we believe that the Life Insurance Benefit under your policy will be excludable from the beneficiary's gross income, subject to the terms and conditions of IRC
Section 101(a)(1). Pursuant to IRC Section 101(g), amounts received by the policyowner may also be excludable from the policyowner's gross income when the insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract," as discussed below, are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)

     Since the policy is a modified endowment contract (unless funding is from a 1035 exchange where the old policy was not a modified endowment contract), the receipt of any loan under the policy may result in recognition of income by the policyowner.

     We reserve the right to make changes to the policy if we think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.

REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for Federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

MODIFIED ENDOWMENT CONTRACT STATUS

     IRC Section 7702A defines a class of life insurance policies as "modified endowment contracts." Under this provision, for tax purposes policies will be treated in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies. Taxation of pre-death distributions from policies that are classified as modified endowment contracts and are entered into on or after June 21, 1988 is somewhat different.

     A life insurance policy becomes a modified endowment contract if, at any time during the first seven years, the sum of actual premiums paid exceeds the sum of the "7-pay premium." Generally, the "7-pay premium" is the level annual premium which, if paid for each of the first seven years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "7-pay premiums" were $1,000 annually, the maximum premiums that could be paid during the first seven years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premiums paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.

     Certain changes in the terms of a policy, including a reduction in life insurance benefits, will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. In addition if a material change occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven policy years, or attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new 7-pay test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the 7-pay test, all distributions (including loans) occurring in the policy year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.

STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

     The policy provides that beginning on the policy anniversary on which the insured is age 100, the Face Amount, as shown on page 2 of the policy, will no longer apply. Instead, the life insurance benefit under the policy will equal the Cash Value. The IRS has not issued any guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the owner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.

PARTIAL WITHDRAWALS AND POLICY SURRENDERS

     Upon surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for Federal tax purposes to the extent that the Cash Value, less surrender charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions from a policy that is not a modified endowment contract will not be subject to Federal income tax, except to the extent that they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a partial withdrawal. In addition, any amounts distributed under a modified endowment contract (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a loan, partial withdrawal and/or surrender), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions that are: (i) made on or after the date the taxpayer attains age 59 1/2; or (ii) attributable to the taxpayer's becoming disabled; or (iii) part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.

POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law, any loan received under your policy will be treated as policy debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above), loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to an additional 10% tax.

     IRC Section 264 provides that interest paid or accrued on a loan in connection with a policy generally is not deductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums paid, ordinarily you will be liable for taxes on the excess. The amount will be taxed as ordinary income.

CORPORATE OWNERS

     If you are a corporation, ownership of a policy may affect your exposure to the corporate alternative minimum tax. If you intend to use one or more policies to fund deferred compensation arrangements, you should consider the tax consequences of these arrangements. Please consult your tax advisor on these matters.

EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences, depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101 (a) provides that, subject to certain exceptions, in a circumstance where a policy which has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.

OTHER TAX ISSUES

     Generally, life insurance benefits are not currently subject to Federal income tax. Also, generally, the earnings on the amount you invest in the Investment Divisions and the Fixed Account are not subject to income tax as long as they remain invested in the policy. If you take a partial withdrawal, surrender or terminate your policy, or if your policy matures, you may incur taxable income. You may incur taxable income if your policy becomes a modified endowment contract and you take a policy loan. However, Federal estate, state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or beneficiary, so please check with your tax advisor for information pertaining to your tax status.

WITHHOLDING

     Under IRC Section 3405, withholding generally is required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. You can elect to have either non-periodic or periodic payments made without withholding except when your tax identification number has not been furnished to us, or when the IRS has notified us that a tax identification number is incorrect.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have Federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                               LEGAL PROCEEDINGS

     NYLIAC is a defendant in individual lawsuits arising from its agency sales force, insurance (including variable contracts registered under Federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial unspecified compensatory and punitive damages. In addition, from time to time NYLIAC is involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible, that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                              RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail you a report showing the Cash Value, Cash Surrender Value and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. This statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services, Inc. and Standard and Poor's. However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 (including the report of independent accountants) and the Separate Account statement of assets and liabilities as of December 31, 2002 and the statements of operations, statement of changes in net assets and the financial highlights for each of the periods indicated in the Financial Statements, (including the report of independent accountants) are included in the SAI. The independent public accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036.

                                STATE VARIATIONS

     The following lists by jurisdiction any variations to the statements made in this prospectus.

                     VARIATIONS BY JURISDICTION (SERIES 1)

CALIFORNIA

-- Free Look-If you cancel your policy, we will pay you your policy's Cash Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- The Suicide Exclusion period is one year from the Issue Date.

-- Transfers Among Investment Divisions and the Fixed Account-If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

CONNECTICUT

-- Loan Interest-Due to state regulation, the loan interest rate is fixed at 6% and may not be changed.

-- 24 Month Exchange Privilege-The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a face amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with the new policy on its date of issue.

DISTRICT OF COLUMBIA

-- Free Look-You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Reinstatement-The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyholder (and any known assignee) at least 30 days before the end of the late period.

ILLINOIS

-- Free Look-No loans or withdrawals are permitted during this period.

INDIANA

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

-- Free Look-You can return the policy to any of our registered representatives.

-- When We Pay Policy Proceeds-Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the Insured.

KANSAS

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

LOUISIANA

-- Late Period-To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

MICHIGAN

-- Living Benefits Rider-The benefit can be exercised if the Insured has a life expectancy of six months or less.

MINNESOTA

-- Free Look-You may cancel this policy by delivering or mailing a written notice or sending a telegram to New York Life Insurance and Annuity Corporation's Home Office, 51 Madison Avenue, New York, NY 10010, and by returning the policy before midnight of the twentieth day after the date you receive the policy. Notice and return of the policy by mail are effective on being postmarked, properly addressed and postage prepaid. We will return all payments made for this policy within 10 days after we receive notice of cancellation and the returned policy.

-- When We Pay Policy Proceeds-Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the Insured.

NEBRASKA

-- Late Period-This policy will end, and there will be no more benefits under the policy, 61 days after we send notice that the Cash Surrender Value is insufficient to cover the Monthly Deduction Charges.

NEW HAMPSHIRE

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

NEW JERSEY

-- Termination and Reinstatement-If your Policy has a death benefit guarantee, the guarantee will not apply if the total premiums paid less any current loan balance is less than the initial single premium. Premium and/or loan repayments will be accepted during the grace period to allow the death benefit guarantee to be invoked.

NEW YORK

-- Free Look-You have 10 days from the date you receive your policy to return the policy and receive a refund. We will allocate the initial premium and any other premium payments you make during this period to our General Account. After the free look period, we will allocate your net premiums according to your instructions.

-- Change in Objective of an Investment Division-If there is a change in the investment strategy of any Investment Division, you have the option of converting, without evidence of insurability, your policy within 60 days after the effective date of such change or the date you receive notification of such change, whichever is later. You may elect to convert your policy to a new fixed benefit life insurance policy, for an amount of insurance not greater than the life insurance benefit of the original policy, on the date of conversion. The new policy will be based on the same issue age, sex, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. All riders attached to your original policy will end on the date of any such conversion.

-- Special Provision Regarding Extended Term Insurance-On each policy anniversary, you have the right to transfer all of your money in the Separate Account to the Fixed Account and obtain an extended term insurance benefit. See your policy for details regarding this option.

-- Spouse's Paid-Up Insurance Purchase Option Rider-This rider is not available.

NORTH CAROLINA

-- Free Look-You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

NORTH DAKOTA

-- When Life Insurance Coverage Begins-Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

-- Death Claims-If payment of Policy Proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured's death to the date the proceed payments begin.

-- The Suicide Exclusion period is one year from the Issue Date.

OKLAHOMA

-- Free Look-If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

OREGON

-- Title-The policy title is "Modified Premium Variable Universal Life Insurance
   Policy". Also, it is considered "Variable Life Insurance Benefit--Single Premium Payments".

-- Variable Benefits-The amount of variable benefits will not be adversely affected by expense or mortality results.

-- The state tax is referred to as a "Tax Charge Back". The rate may not be changed for the life of the policy.

SOUTH CAROLINA

-- Title-The policy title is "Variable Universal Life Insurance Policy".

VERMONT

-- Vermont law requires that insurance contracts and policies offered to married persons and their families be made available to parties to a civil union and their families, unless federal law prohibits such action or limits the benefits available under the policy to persons recognized as married under federal law. You should ask your registered representative how this law may impact your policy and the benefits available under it.

                     VARIATIONS BY JURISDICTION (SERIES 2)

CALIFORNIA

-- Free Look-If you cancel your policy, we will pay you your policy's Cash Value on the date you return the policy, plus the charges which were deducted from the premium payments you have made, less any loans and partial withdrawals you have taken.

COLORADO

-- The Suicide Exclusion period is one year from the Issue Date.

-- Transfers Among Investment Divisions and the Fixed Account-If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

CONNECTICUT

-- Loan Interest-Due to state regulation, the loan interest rate is fixed at 6% and may not be changed.

-- 24 Month Exchange Privilege-The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a face amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with new policy on its date of issue.

DISTRICT OF COLUMBIA

-- Free Look-You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

FLORIDA

-- Termination and Reinstatement-The late period is the 31 days following the Monthly Deduction Day on which the cash surrender value is zero, or less than zero. We will mail a notice to the policyholder (and any known assignee) at least 30 days before the end of the late period.

ILLINOIS

-- Free Look-No loans or withdrawals are permitted during this period.

INDIANA

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

-- Free Look-You can return the policy to any of our registered representatives.

-- When We Pay Policy Proceeds-Any claim for the life insurance proceeds under this policy will be settled within two months of receipt of due proof of the death of the Insured.

KANSAS

-- Premium Payments-Premiums may also be paid to any of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

LOUISIANA

-- Late Period-To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

MICHIGAN

-- Living Benefits Rider-The benefit can be exercised if the Insured has a life expectancy of six months or less.

NEW HAMPSHIRE

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

NORTH DAKOTA

-- When Life Insurance Coverage Begins-Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

-- Death Claims-If payment of the policy proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured's death to the date the proceed payments begin.

-- The Suicide Exclusion period is one year from the Issue Date.

OHIO

-- Any life insurance proceeds paid in one sum will be paid within two months after we receive due proof of the Insured's death.

OKLAHOMA

-- Free Look-If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

SOUTH CAROLINA

-- Title-The policy title is "Variable Universal Life Insurance Policy".

                     VARIATIONS BY JURISDICTION (SERIES 3)

COLORADO

-- The Suicide Exclusion period is one year from the Issue Date.

-- Transfers Among Investment Divisions and the Fixed Account-If there is a change in the investment strategy of the Separate Account, you can make an unrestricted transfer from the Separate Account to the Fixed Account, regardless of any limits on such transfers which then apply.

CONNECTICUT

-- Loan Interest-Due to state regulation, the loan interest rate is fixed at 6% and may not be changed.

-- 24 Month Exchange Privilege-The new policy will be on a permanent fixed benefit plan of life insurance offered by us on the date of issue of this policy and premium rates in effect on that date for the same class of insurance. The new policy will have a face amount equal to the initial Face Amount of this policy. The new policy will be based on the same issue age, sex, and class of risk as this policy. All riders attached to this policy will be included in the new policy only if those riders would have been offered with new policy on its date of issue.

DISTRICT OF COLUMBIA

-- Free Look-You have until the later of 20 days from the date you receive your policy, or 45 days from the date the application is signed, to return the policy and receive a refund. We will allocate the initial premium you make during the first 20 days following policy issue to our General Account. At the end of this period, we will allocate your net premiums according to your instructions.

KANSAS

-- Premium Payments-Premiums may also be paid to any of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

LOUISIANA

-- Late Period-To inform you of this event, we will mail a notice to you at your last known address at least 62 days before the end of the late period.

MICHIGAN

-- Living Benefits Rider-The benefit can be exercised if the Insured has a life expectancy of six months or less.

NEW HAMPSHIRE

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

NORTH DAKOTA

-- When Life Insurance Coverage Begins-Coverage under this policy will take effect upon approval of the application and receipt of the first premium.

-- Death Claims-If payment of the policy proceeds is placed under one or more of the options described in this section, it will bear interest compounded each year from the Insured's death to the date the proceed payments begin.

-- The Suicide Exclusion period is one year from the Issue Date.

OHIO

-- Any life insurance proceeds paid in one sum will be paid within two months after we receive due proof of the Insured's death.

OKLAHOMA

-- Free Look-If the refund is not made within 30 days of cancellation, the amount of the refund will accumulate at interest, as required by the Insurance Code of the State of Oklahoma.

-- Premium Payments-Premiums may also be paid to any one of our authorized registered representatives in exchange for a receipt signed by the President or Secretary of the Corporation and duly countersigned.

SOUTH CAROLINA

-- Title-The policy title is "Variable Universal Life Insurance Policy".

     The Statement of Additional Information ("SAI") includes additional information about SPVUL. The SAI is available without charge upon request. You can request the SAI by mail (at the Variable Products Service Center at 51 Madison Avenue, Room 452, New York, NY 10010), through the internet on our corporate website (www.newyorklife.com), or by phone on our toll-free number, (1-800-598-2019). The current SAI is incorporated by reference into the prospectus and has been filed with the SEC.

     Information about SPVUL (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about SPVUL are available on the SEC's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, DC 20549-0102.

     For a personalized illustration, contact your Registered Representative or call our toll-free number, 1-800-598-2019.

SEC File Number: 811-07798

                      STATEMENT OF ADDITIONAL INFORMATION

                                     DATED

                                  MAY 1, 2003

                                      FOR

            NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE

                                      FROM

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     This Statement of Additional Information ("SAI") is not a prospectus. The SAI contains information that expands upon subjects discussed in the current NYLIAC Single Premium Variable Universal Life Insurance ("SPVUL") prospectus. You should read the SAI in conjunction with the current SPVUL prospectus dated May 1, 2003 and any supplements thereto. This SAI is incorporated by reference into the prospectus. You may obtain the prospectus by calling New York Life Insurance and Annuity Corporation ("NYLIAC") at (800) 598-2019 or writing to NYLIAC at 51 Madison Avenue, Room 452, New York, NY 10010. Terms used but not defined in the SAI have the same meaning as in the current SPVUL prospectus.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
General Information and History.............................     2
Additional Information about the Operation of the
  Policies..................................................     2
Sales and Other Agreements..................................     9
Underwriting a Policy.......................................    10
Additional Information about Charges........................    11
Loans.......................................................    16
Surrender of Your Policy....................................    16
Financial Statements........................................    17
Performance Summary.........................................    18

     SPVUL IS OFFERED UNDER NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I.

                        GENERAL INFORMATION AND HISTORY

     The SPVUL prospectus and SAI describe three modified single premium variable universal life insurance policies which NYLIAC issues. Series 1 is a policy NYLIAC offered for sale prior to May 10, 2002. This policy will continue to be offered where neither Series 2 nor 3 is yet available. Series 2 is a SPVUL policy NYLIAC has offered for sale since May 10, 2002, where approved. This policy will continue to be offered where Series 3 is not yet available. Series 3 is a policy NYLIAC will offer for sale beginning May 16, 2003, where approved.

ABOUT NYLIAC

     NYLIAC is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in the prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's financial statements are also included in this SAI. NYLIAC's principal business address is 51 Madison Avenue, New York, New York 10010.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC had total assets amounting to $XX billion at the end of 2002. New York Life has invested in NYLIAC, and will occasionally make additional contributions to NYLIAC in order to maintain capital and surplus in accordance with state requirements.

TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under IRC Subchapter L. The Separate Account is not a taxable entity separate from NYLIAC, and we take its operations into account in determining NYLIAC's income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are applied automatically to increase the book reserves associated with the policies. Under existing Federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent that those items are applied to increase reserves associated with the policies.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICIES

     The prospectus provides information about the policy and its riders. The following is additional information about these terms.

INVESTMENT DIVISIONS

     As discussed in the prospectus, the following are the available Eligible Portfolios of each Fund:

     MainStay VP Series Fund, Inc.:
          -- MainStay VP Bond
          -- MainStay VP Capital Appreciation
          -- MainStay VP Cash Management
          -- MainStay VP Convertible

          -- MainStay VP Equity Income
          -- MainStay VP Government
          -- MainStay VP Growth Equity
          -- MainStay VP High Yield Corporate Bond
          -- MainStay VP Indexed Equity
          -- MainStay VP International Equity
          -- MainStay VP Mid Cap Core
          -- MainStay VP Mid Cap Growth
          -- MainStay VP Small Cap Growth
          -- MainStay VP Total Return
          -- MainStay VP Value
          -- MainStay VP American Century Income & Growth
          -- MainStay VP Dreyfus Large Company Value
          -- MainStay VP Eagle Asset Management Growth Equity

     The Alger American Fund
          -- Alger American Small Capitalization

     Calvert Variable Series, Inc.
          -- Calvert Social Balanced

     Dreyfus Investment Portfolios
          -- Dreyfus IP Technology Growth (Initial Shares)

     Fidelity Variable Insurance Products Fund
          -- Fidelity VIP Contrafund (Initial Class)
          -- Fidelity VIP Equity-Income (Initial Class)

     Janus Aspen Series
          -- Janus Aspen Series Balanced
          -- Janus Aspen Series Worldwide Growth

     The Universal Institutional Funds, Inc.
          -- Van Kampen UIF Emerging Markets Equity

     T. Rowe Price Equity Series, Inc.
          -- T. Rowe Price Equity Income

     The Funds' shares may be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." Except for the MainStay VP Series Fund, Inc. shares of all other Funds may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, the Funds' investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

     The investment experience of an Investment Division of the Separate Account reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. We determine this investment experience each valuation day, which is when the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one valuation day to the end of the next valuation day.

ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of an Eligible Portfolio are no longer available for investment or if we, in our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. A new Eligible Portfolio may have higher fees and charges than the one it replaces. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act and we have obtained any necessary regulatory approvals.

     We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment or other conditions make it appropriate. We may decide whether or not the new Investment Divisions should be made available to existing policyowners.

     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.

REINVESTMENT

     We automatically reinvest all dividends and capital gains distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date the dividends or distributions are paid.

ADDITIONAL INFORMATION ABOUT THE AMOUNT IN THE SEPARATE ACCOUNT: VALUATION OF ACCUMULATION UNITS

     The value of an accumulation unit on any valuation day equals the value of an accumulation unit on the preceding valuation day multiplied by the net investment factor. We calculate a net investment factor for the period from the close of the New York

Stock Exchange on the immediately preceding valuation day to its close on the current valuation day using the following formula:

     SERIES 1

                                    (a/b)-c

          Where: a = the sum of:

                        (1) the net asset value of the Fund share held in the
                            Separate Account for that Investment Division at the end of the current valuation day, plus

                        (2) the per share amount of any dividends or capital
                            gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                   b = the net asset value of the Fund share held in the
                       Separate Account for that Investment Division at the end of the preceding valuation day.

                   c = a factor representing the mortality and expense risk
                       charge. This factor is deducted on a daily basis and is currently equal to an annual rate of .50% of the value of each Investment Division's assets.

     SERIES 2 AND SERIES 3

                                     (a/b)

          Where: a = the sum of:

                        (1) the net asset value of the Fund share held in the
                            Separate Account for that Investment Division at the end of the current valuation day, plus

                        (2) the per share amount of any dividends or capital
                            gains distributions made by the Fund for shares held in the Separate Account for that Investment Division if the ex-dividend date occurs during such period.

                   b = the net asset value of the Fund share held in the
                       Separate Account for that Investment Division at the end of the preceding valuation day.

     The net investment factor may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease.

ADDITIONAL BENEFITS THROUGH RIDERS

     The following riders are available with this policy, and a description of each is provided in the current prospectus:

     Living Benefits Rider
     Spouse's Paid-Up Insurance Purchase Option Rider

     Riders are subject to regulatory approval in each jurisdiction and may not be available in all jurisdictions. In addition, the rider name and the requirements for any rider may vary by jurisdiction. You should contact your registered representative to determine whether a rider you are considering is available in your jurisdiction. Additional information for specific riders appears below.

     -- LIVING BENEFITS RIDER

     You can elect to receive an accelerated death benefit of 25%, 50%, 75% or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

  -------------------------------------------------------
                     CALCULATION STEPS
  -------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  -------------------------------------------------------
  STEP 2
  Result of Step 1 X Interest factor (varies)
  -------------------------------------------------------
  STEP 3
  Result of Step 1 - Result of Step 2
  -------------------------------------------------------
  STEP 4
  Result of Step 3 - Unpaid loan - Administrative Fee
  -------------------------------------------------------

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     Minimum accelerated benefit amount: $25,000

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     When we make a payment under this rider we will reduce your policy's face amount, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected. We will deduct an administrative fee of up to $150 at the time you exercise the rider.

     Amounts received under the Living Benefits Rider will generally be excludable from your gross income under IRC Section 101(g). The exclusion from gross income will not apply, however, if you are not the insured or if you do not have an insurable interest in the life of the insured either because the insured is your director, officer or employee or because the insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of a "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform to any requirements the IRS may enact.

     -- SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER

     The maximum face amount of the spouse's new paid-up whole life policy is the lesser of:

        -- The maximum amount of the Policy Proceeds payable under this policy
           (before any unpaid loan is deducted); or

        -- $5,000,000.

     If the insured's spouse dies at the same time as the insured or within 90 days after the insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse and the spouse must consent to the issuance of the new insurance in writing.

OPTIONS AVAILABLE AT NO ADDITIONAL CHARGE

     -- DOLLAR COST AVERAGING

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division with each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure growth or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.

     If you decide to use the Dollar Cost Averaging feature, we will ask you to specify:

     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you would like the transfers to be made, within limits; and

     -- how often you would like the transfers to be made: monthly, quarterly, semiannually or annually.

     You may not make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make Dollar Cost Averaging transfers on the date you specify, or, if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st of the month. We will not process a Dollar Cost Averaging transfer unless we have received a written request at the Variable

Products Service Center ("VPSC") at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2500. We will suspend this feature automatically if the Cash Value is less than $2000 on a transfer date. Once the Cash Value equals or exceeds $2000, the Dollar Cost Averaging transfers will resume automatically as last requested.

     You may cancel the Dollar Cost Averaging feature at any time by written request. You may not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. However, you have the option of alternating between these two features.

     -- AUTOMATIC ASSET REALLOCATION

     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions' investment results would cause this balance to shift. If you elect to have the Automatic Asset Reallocation feature, we will automatically reallocate the amounts you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.

     We will make Automatic Asset Reallocation transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment reallocations quarterly, semi-annually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th or 31st. We will not process Automatic Asset Reallocation transfers unless we have received a written request at VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value you must have allocated to the Separate Account is $2500. We will suspend this feature automatically if the Cash Value is less than $2000 on a reallocation date. Once the Cash Value equals or exceeds $2000, Automatic Asset Reallocation will resume automatically as scheduled. There is no minimum amount which you must allocate among the Investment Divisions for this feature.

     You can cancel the Automatic Asset Reallocation feature at any time by written request. You cannot elect Automatic Asset Reallocation if you have chosen Dollar Cost Averaging. However, you have the option of alternating between these two features.

     -- INTEREST SWEEP

     You can elect to make automatic transfers of the interest earned in the Fixed Account if the amount in the Fixed Account is at least $2500. We will make all Interest

Sweep transfers on the date you specify, or if the date you specify is not a Business Day, on the next Business Day. You can specify any day of the month other than the 29th, 30th or 31st. We will not process an interest sweep transfer unless we have received a written request at the VPSC at: Madison Square Station, P.O. Box 922, New York, NY 10159 (or any other address we indicate to you in writing). NYLIAC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the interest sweep feature if you have instructed us to pay any part of your policy charges from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your charges, you must allocate your expenses to the MainStay VP Cash Management Investment Division.

     You can request interest sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation feature. If an interest sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the interest sweep transfer first.

     If an interest sweep transfer would cause more than the greater of: (i) $5000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $2000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds $2000, the interest sweep feature will resume automatically as scheduled. You can cancel the interest sweep feature at any time by written request.

                           SALES AND OTHER AGREEMENTS

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), the underwriter and distributor of the policies, is registered with the SEC and the NASD as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, NJ 07054-1057. It does not receive a fee for this service.

     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors differ, based upon a choice of the following three compensation options:

     (1) Commissions paid during the first policy year of 5.5% of the premiums paid, plus 3.0% of premiums paid in renewal years.

     (2) Commissions paid during the first Policy Year of 4.0%, plus 3.0% of premiums paid in renewal years. In addition, asset-based compensation of 0.25% per year is paid in Policy Years 4-15 and 0.20% per year is paid in Policy Years 16 and beyond.

     (3) Commissions paid during the first Policy Year will not exceed 4.0% of the premiums paid, plus 3.0% of premiums paid in renewal years. In addition, an expense allowance is paid.

     Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer in connection with the sale of policies. Purchasers of these policies are informed prior to purchase of any applicable special arrangement.

     The total commissions paid during the fiscal years ended 2002, 2001 and 2000 were X, Y and Z, respectively. NYLIFE Distributors did not retain any of these fees.

     We provide certain services to you in connection with the investment of premium payments in the Investment Divisions which, in turn, invest in the Eligible Portfolios. These services include, among others, providing information about the Eligible Portfolios. We receive compensation from the Funds, or from the Funds' investment advisers or service providers (who may be affiliates of NYLIAC), in return for these services. Currently, we receive compensation under various arrangements in amounts ranging from 0.10% to 0.25% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.

     The policies are sold and premium payments are accepted on a continuous basis.

                             UNDERWRITING A POLICY

     The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are:
(i) the insured's age; (ii) the insured's health history; (iii) whether the insured smokes or not; and (iv) the amount of insurance coverage requested on the policy application. As risk factors are added (i.e., higher age, smoker, poor health history, higher insurance coverage) the amount of the premium required for an approved policy will increase.

                      ADDITIONAL INFORMATION ABOUT CHARGES

     The following examples reflect how charges can impact a policy. There is an example for Series 1 policies, Series 2 policies and Series 3 policies.

                              EXAMPLE FOR SERIES 1

     This example assumes a male insured, issue age 55, a death benefit guarantee amount of $77,582.00 and an initial single premium of $30,000. It also assumes current charges and a 10% hypothetical gross annual investment return, which results in a 8.51% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.


PREMIUM                                       $30,000.00        You choose the initial premium you intend to
  Plus net investment performance (earned                       pay. Any additional premium payments you make
       from the Investment Divisions                            are called unplanned premiums.
       and/or the Fixed Account) (varies                        ------------------------------------------------
       daily)                                   2,558.39        We allocate your net premium to the Investment
  Less total annual monthly deferred sales                      Divisions and/or the Fixed Account based on your
       expense charge                             277.24        instructions.
  Less total annual monthly cost of
       insurance charge (varies monthly)
  Less total annual monthly administrative        267.85
       charge (based on amount of Cash
       Value allocated to the Separate
       Account)
                                                  184.83
------------------------------------------

CASH VALUE                                    $31,828.47        Cash Value may be used to determine the amount
  Less surrender charge                         2,594.56        of your Life Insurance Benefit as well as the
                                                                Cash Surrender Value of your policy.

                                                                We may assess a surrender charge when you make
                                                                partial a withdrawal or full surrender in the
                                                                first nine Policy Years.
------------------------------------------

CASH SURRENDER VALUE                          $29,233.91        The amount of loans, withdrawals and surrenders
  (as of the end of the first Policy Year)                      you can make is based on your policy's Cash
                                                                Surrender Value.

                             EXAMPLE (FOR SERIES 2)

     This example assumes a male insured, issue age 55, a death benefit guarantee amount of $77,582.00 and an initial single premium of $30,000. It also assumes current charges and a 10% hypothetical gross annual investment return, which results in a 8.51% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.


PREMIUM                                       $30,000.00        You choose the initial single premium you intend
  Plus net investment performance (earned                       to pay. Any additional premium payments you make
       from the Investment Divisions                            are called unplanned premiums.
       and/or the Fixed Account) (varies                        ------------------------------------------------
       daily)                                   2,699.03        We allocate your net premium to the Investment
  Less total annual monthly deferred sales                      Divisions and/or the Fixed Account based on your
       expense charge                             277.07        instructions.
  Less total annual monthly cost of
       insurance charge (varies monthly)
  Less total annual monthly administrative        267.89
       charge (based on amount of Cash
       Value)
  Less total annual Mortality and Expense         184.71
       Risk charge (based on Cash Value
       allocated to the Separate Account)
                                                  154.10
------------------------------------------

CASH VALUE                                    $31,815.25        Cash Value may be used to determine the amount
  Less surrender charges                        2,593.37        of your Life Insurance Benefit as well as the
                                                                Cash Surrender Value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                partial withdrawal or full surrender in the
                                                                first nine Policy Years.
------------------------------------------

CASH SURRENDER VALUE                          $29,221.88        The amount of loans, withdrawals and surrenders
  (as of the end of the first Policy Year)                      you can make is based on your policy's Cash
                                                                Surrender Value.

                             EXAMPLE (FOR SERIES 3)

     This example assumes a male insured, issue age 55, a death benefit guarantee amount of $65,307.00, and an initial single premium of $30,000. It also assumes current charges and a 10% hypothetical gross annual investment return, which results in a 8.51% net annual investment return. It also assumes the policy is in its first Policy Year. There is no guarantee that the current charges illustrated below will not change.


PREMIUM                                       $30,000.00        You choose the initial single premium you intend
    Less state tax charges                        600.00        to pay. Any additional premium payments you make
    Less federal tax charges                      375.00        are called unplanned premiums.
                                              ----------
    Net Premium                               $29,025.00

Plus net investment performance (earned                         We allocate your net premium to the Investment
     from the Investment Divisions and/or                       Divisions and/or the Fixed Account based on your
     the Fixed Account) (varies daily)                          instructions.
                                                2,620.85
  Less total annual monthly deferred sales
       expense charge                             119.53
  Less total annual monthly cost of
       insurance charge (varies monthly)
  Less total annual monthly administrative        214.10
       charge (based on amount of Cash
       Value)
                                                  179.29
  Less total annual Mortality and Expense
       Risk Charge (based on the Cash
       Value allocated to the Separate
       Account)                                   149.56
------------------------------------------

CASH VALUE                                    $30,983.37        Cash Value may be used to determine the amount
  Less surrender charges                        2,098.75        of your Life Insurance Benefit as well as the
                                                                Cash Surrender Value of your policy.

                                                                We may assess a surrender charge when you make a
                                                                partial withdrawal or full surrender in the
                                                                first nine Policy Years.
------------------------------------------

CASH SURRENDER VALUE                          $28,884.62        The amount of loans, withdrawals and surrenders
  (as of the end of the first Policy Year)                      you can make is based on your policy's Cash
                                                                Surrender Value.

     The following is additional information about certain specific charges that can be associated with your policy.

                            DEDUCTIONS FROM PREMIUMS

     For Series 1 and 2 policies there are no deductions from premiums. For Series 3 policies, when we receive a premium payment from you we will deduct a state tax charge and a federal tax charge from your premium.

STATE TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyholders ranging from 0.0% to 3.5% of premium payments. We deduct a charge of 2% of all premiums we receive to cover these state taxes. This charge may not reflect the actual tax charged in your state. We may increase the amount we deduct as a state tax charge to reflect changes in the law. Our right to increase this charge is limited in some jurisdictions by law.

FEDERAL TAX CHARGE

     NYLIAC's Federal tax obligations will increase based upon premiums associated with Non-Qualified Policies. For Non-Qualified Policies, we deduct 1.25% of each premium payment you make to cover the Federal tax that results. We do not deduct this charge from Qualified Policies. We may increase the amount we deduct as a federal tax charge to reflect changes in the law.

OTHER TAX CHARGES

     Other than the federal tax charge discussed above, no other charge is currently made on the Separate Account for our Federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our Federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's Federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

                              TRANSACTION CHARGES

SURRENDER CHARGES

     For Policy Years 1-9, we deduct a surrender charge on any surrender or partial withdrawal that is in excess of the Surrender Charge Free Window. In any Policy Year, the Surrender Charge Free Window is the greater of 10% of the premiums paid, or 100% of your policy's gain. If you surrender the policy or take a partial withdrawal in excess of the Surrender Charge Free Window, we deduct an amount equal to, the Cash Value (or Cash Value withdrawn for partial withdrawals) less the Surrender Charge Free Window amount, multiplied by the percentage (as shown in the table below for the applicable

Policy Year). The surrender charge will never exceed a percentage (as shown in the table below for the applicable Policy Year) of the initial single premium payment.

--------------------------------------      --------------------------------------
            SERIES 1 AND 2                                 SERIES 3
--------------------------------------      --------------------------------------
  POLICY YEAR      PERCENTAGE APPLIED         POLICY YEAR      PERCENTAGE APPLIED
---------------    -------------------      ---------------    -------------------
  1                         9%                1                        7.5%
  2                         8%                2                        7.0%
  3                         7%                3                        6.5%
  4                         6%                4                        6.0%
  5                         5%                5                        5.0%
  6                         4%                6                        4.0%
  7                         3%                7                        3.0%
  8                         2%                8                        2.0%
  9                         1%                9                        1.0%
  10 and beyond             0%                10 and beyond            0.0%
--------------------------------------      --------------------------------------


PARTIAL WITHDRAWAL FEE AND SURRENDER CHARGE

     If you make a partial withdrawal we will deduct a processing fee of $25 and a surrender charge (as described above).

TRANSFER CHARGE

     We may impose a charge of $30 per transfer for each transfer after the first twelve in any Policy Year.

                           DEDUCTIONS FROM CASH VALUE

DEFERRED SALES EXPENSE CHARGE

     On each Monthly Deduction Day for a 10-year period after a premium payment is applied, we deduct a deferred sales expense charge to partially cover our expenses of selling the policy to you. The amount of sales expense charge in a Policy Year is not necessarily related to our actual expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from the NYLIAC surplus, including any amounts derived from the mortality and expense risk charge, the charge for cost of insurance protection or the monthly administrative charge. The sales expense charge we deduct is a percentage of the Cash Value. For Series 1 and 2 polices, the sales expense charge includes a charge for sales expenses, state taxes and federal taxes.

MONTHLY ADMINISTRATIVE CHARGE

     On each Monthly Deduction Day we deduct a monthly administrative charge to compensate us for costs we incur in providing certain administrative services including recordkeeping, processing claims and communicating with policyowners. In Policy Years 1-3 this charge is currently equal to 0.60% of your Cash Value on an annual basis. In Policy Years 4 and beyond we currently waive the monthly administrative charge if your Cash Value equals or exceeds $200,000. If your Cash Value does not equal or exceed this amount, the monthly administrative charge will be calculated based on the policy's Cash Value.

     We can change the monthly administrative charge at any time, but we guarantee that the charge will never exceed an amount equal to 0.70% of your policy's Cash Value on an annual basis.

CHARGE FOR COST OF INSURANCE PROTECTION

     The cost of insurance charge is calculated by multiplying the monthly cost of insurance rate which applies to the insured at that time by the net amount at risk on the Monthly Deduction Day. The net amount at risk is the difference between the current Life Insurance Benefit of your policy and the policy's Cash Value. Your cost of insurance charge will vary from month to month depending on the changes in the Net Amount at Risk as well as the cost of insurance rate.

MORTALITY AND EXPENSE RISK CHARGE

     We assume a mortality risk that the group of lives we have insured under our policies will not live as long as we expected. In addition, we assume an expense risk that the cost of issuing and administering the policies we have sold will be greater than we have estimated. For Series 1 policies, we deduct the Mortality and Expense Risk charge daily from the assets of the Separate Account. For Series 2 and 3 policies, on each Monthly Deduction Day, we deduct a Mortality and Expense Risk charge from the Cash Value allocated to the Separate Account as of that day. We may use any profit derived from the charge for any lawful purpose, including any distribution expenses not covered by the sales expense charge.

     Currently, we deduct a mortality and expense risk charge that is equal to an annual rate of 0.50% of the Cash Value allocated to the Separate Account. While we may change the mortality and expense risk charge that we deduct, we guarantee that this charge never will be more than an annual rate of 0.80% of the Cash Value allocated to the Separate Account.

                                     LOANS

     You can borrow up to 90% of the Cash Surrender Value of your policy. Assuming that you have not reached this maximum, you may obtain additional loans during the life of your policy.

     Currently, the effective annual loan interest rate is 6%. If the interest is not paid, it is withdrawn on a pro rata basis across all Investment Divisions.

                            SURRENDER OF YOUR POLICY

     Cash Surrender Value is significant for 2 reasons:

     -- LOANS AND PARTIAL WITHDRAWALS: You can take loans and partial withdrawals from your policy based on the amount of the policy's Cash Surrender Value.

     -- KEEPING YOUR POLICY IN EFFECT: Your policy may lapse without value if the Cash Surrender Value is insufficient to cover charges. Therefore, you may need to make additional premium payments so that the Cash Surrender Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

                              FINANCIAL STATEMENTS

     The balance sheet of NYLIAC as of December 31, 2002 and 2001 and the statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2002 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

     The Separate Account statement of assets and liabilities as of December 31, 2002 and the statement of operations, the statement of changes in net assets and the financial highlights for each of the periods provided in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                              PERFORMANCE SUMMARY

NYLIAC SINGLE PREMIUM VARIABLE UNIVERSAL LIFE (SERIES 1) PERFORMANCE SUMMARY(1):
AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDING DECEMBER 31, 2002(2)

                                                         INVESTMENT                                       SINCE
                                                          DIVISION                                      INVESTMENT
                                                         INCEPTION      1        3        5      10      DIVISION
INVESTMENT DIVISIONS(3)                                   DATE(4)      YEAR    YEARS    YEARS   YEARS   INCEPTION
MainStay VP Series Funds:
  American Century Income & Growth                        05/01/98    -19.92%  -13.49%    N/A    N/A       -3.96%
  Bond                                                    01/23/84      8.94%    8.98%   6.61%  6.70%       8.75%
  Capital Appreciation                                    01/29/93    -31.17%  -22.41%   4.33%   N/A        6.07%
  Cash Management(5)                                      01/29/93      0.85%    3.22%   3.73%   N/A        3.85%
  Convertible                                             10/01/96     -8.37%   -5.54%   4.37%   N/A        6.42%
  Dreyfus Large Company Value                             05/01/98    -23.24%   -8.21%    N/A    N/A       -3.61%
  Eagle Asset Management Growth Equity                    05/01/98    -28.57%  -19.01%    N/A    N/A        0.59%
  Equity Income                                           07/02/01    -15.00%     N/A     N/A    N/A      -11.00%
  Government                                              01/29/93      9.30%    9.00%   6.55%   N/A        6.19%
  Growth Equity                                           01/23/84    -24.63%  -15.75%  -0.52%  8.35%       9.50%
  High Yield Corporate Bond                               05/01/95      1.55%   -0.24%   2.64%   N/A        6.64%
  Indexed Equity                                          01/29/93    -22.60%  -15.16%  -1.28%   N/A        8.40%
  International Equity                                    05/01/95     -4.89%  -12.79%   0.70%   N/A        3.17%
  Mid-Cap Core                                            07/02/01    -13.36%     N/A     N/A    N/A      -12.82%
  Mid-Cap Growth                                          07/02/01    -28.95%     N/A     N/A    N/A      -24.99%
  Small-Cap Growth                                        07/02/01    -26.78%     N/A     N/A    N/A      -21.31%
  Total Return                                            01/29/93    -16.98%  -11.12%   0.68%   N/A        6.61%
  Value                                                   05/01/95    -21.45%   -4.12%  -1.86%   N/A        6.21%
Alger American Small Capitalization                       09/20/88    -26.59%  -28.02%  -9.36%  0.80%       7.96%
Calvert Social Balanced                                   09/02/86    -12.59%   -7.94%   0.16%  6.07%       7.33%
Dreyfus IP Tech. Growth Portfolio (Initial Shares)        08/31/99    -39.71%  -33.70%    N/A    N/A      -21.14%
Fidelity VIP Contrafund(R) (Initial Class)                01/03/95     -9.80%   -9.89%   3.20%   N/A       11.71%
Fidelity VIP Equity-Income (Initial Class)                10/09/86    -17.36%   -5.53%  -0.18%  9.24%       9.39%
Janus Aspen Series Balanced                               09/13/93     -6.91%   -4.95%   7.67%   N/A       11.31%
Janus Aspen Series Worldwide Growth                       09/13/93    -25.87%  -21.70%   0.16%   N/A        9.84%
T. Rowe Price Equity Income                               03/31/94    -13.56%   -0.62%   1.78%   N/A       10.42%
Van Kampen UIF Emerging Markets Equity                    10/01/96     -9.35%  -20.10%  -5.60%   N/A       -4.87%
------------------------------------------------------------------------------------------------------------------

(1) Performance data shown represents past performance and is no guarantee of future results. Due to current market volatility, current performance may be less than the figures shown. The investment return and the accumulation value of your policy will fluctuate so that your contract, when surrendered, may be worth more or less than the original cost. Performance reflects the percentage change for the period shown with capital gains and dividends reinvested, the deduction of the policy's current separate account charges for mortality and expense risk (.50%) and total portfolio operating expenses. It does not reflect the cost of insurance, surrender charges, monthly administrative charges, deferred sales expense charge which is comprised of a sales expense charge, premium tax and federal tax. Had these expenses been deducted, total returns would have been lower. The advisors to some of the Portfolios have assumed or reduced some of those Portfolios' fees and expenses. Had these expenses not been assumed or reduced, the total return for these Investment Divisions would have been lower. The performance summary is not valid unless accompanied by the SPVUL Policy Value page.
(2) The values shown are unaudited.
(3) The Investment Divisions offered are different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.
(4) Performance is calculated as of the Inception Date. The Inception Date of each Investment Division is the date that money was first deposited into this Investment Division. SPVUL was first offered for sale on February 23, 2001. For the period from the Inception Date until February 23, 2001, values assume that the NYLIAC SPVUL policy was available, which it was not.
(5) An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value.

NYLIAC SPVUL POLICY VALUES
BASED ON HISTORICAL INVESTMENT RESULTS THROUGH DECEMBER 31, 2002
$250,000 OF INITIAL INSURANCE PROTECTION AND CURRENT POLICY CHARGES(1)

                                                        PAST ONE YEAR                   PAST THREE YEARS
                                                ------------------------------   ------------------------------
                                    INCEPTION   POLICY CASH   IF THE POLICY IS   POLICY CASH   IF THE POLICY IS
INVESTMENT DIVISION(2)               DATE(3)       VALUE        SURRENDERED         VALUE        SURRENDERED
MainStay VP Series Funds:
 American Century Income & Growth   09/28/99      $23,777         $21,907            N/A             N/A
 Bond                               09/28/99       31,696          29,113            N/A             N/A
 Capital Appreciation               09/28/99       20,650          19,061            N/A             N/A
 Cash Management(4)                 09/28/99       29,509          27,123            N/A             N/A
 Convertible                        09/28/99       26,997          24,837            N/A             N/A
 Dreyfus Large Company Value        09/28/99       22,839          21,054            N/A             N/A
 Eagle Asset Management Growth
   Equity                           09/28/99       21,084          19,456            N/A             N/A
 Equity Income                      07/02/01       25,223          23,223            N/A             N/A
 Government                         09/28/99       31,809          29,216            N/A             N/A
 Growth Equity                      09/28/99       22,917          21,125            N/A             N/A
 High Yield Corporate Bond          09/28/99       29,096          26,747            N/A             N/A
 Indexed Equity                     09/28/99       23,009          21,208            N/A             N/A
 International Equity               09/28/99       28,506          26,210            N/A             N/A
 Mid-Cap Core                       07/02/01       25,863          23,805            N/A             N/A
 Mid-Cap Growth                     07/02/01       21,236          19,595            N/A             N/A
 Small-Cap Growth                   07/02/01       22,016          20,304            N/A             N/A
 Total Return                       09/28/99       24,627          22,681            N/A             N/A
 Value                              09/28/99       23,504          21,659            N/A             N/A
Alger American Small
 Capitalization                     09/28/99       22,236          20,504            N/A             N/A
Calvert Social Balanced             09/28/99       25,642          23,604            N/A             N/A
Dreyfus IP Tech. Growth Portfolio
 (Initial Shares)                   08/31/99       17,574          16,262            N/A             N/A
Fidelity VIP Contrafund(R)          09/28/99       26,901          24,750            N/A             N/A
Fidelity VIP Equity-Income          09/28/99       24,647          22,698            N/A             N/A
Janus Aspen Series Balanced         09/28/99       27,671          25,451            N/A             N/A
Janus Aspen Series Worldwide
 Growth                             09/28/99       22,543          20,784            N/A             N/A
Van Kampen UIF Emerging Markets
 Equity                             09/28/99       25,607          23,573            N/A             N/A
T. Rowe Price Equity Income         09/28/99       25,737          23,690            N/A             N/A
---------------------------------------------------------------------------------------------------------------

                                           PAST FIVE YEARS                  SINCE INCEPTION
                                    ------------------------------   ------------------------------
                                    POLICY CASH   IF THE POLICY IS   POLICY CASH   IF THE POLICY IS
INVESTMENT DIVISION(2)                 VALUE        SURRENDERED         VALUE        SURRENDERED
MainStay VP Series Funds:
 American Century Income & Growth         N/A             N/A          $21,892         $20,380
 Bond                                     N/A             N/A           33,421          31,021
 Capital Appreciation                     N/A             N/A           16,544          15,461
 Cash Management(4)                       N/A             N/A           29,583          27,457
 Convertible                              N/A             N/A           25,480          23,681
 Dreyfus Large Company Value              N/A             N/A           21,491          20,012
 Eagle Asset Management Growth
   Equity                                 N/A             N/A           18,399          17,167
 Equity Income                            N/A             N/A           24,683          22,948
 Government                               N/A             N/A           32,896          30,504
 Growth Equity                            N/A             N/A           19,582          18,255
 High Yield Corporate Bond                N/A             N/A           28,400          26,368
 Indexed Equity                           N/A             N/A           20,401          19,009
 International Equity                     N/A             N/A           25,337          23,550
 Mid-Cap Core                             N/A             N/A           23,991          22,311
 Mid-Cap Growth                           N/A             N/A           19,334          18,028
 Small-Cap Growth                         N/A             N/A           20,409          19,017
 Total Return                             N/A             N/A           22,245          20,706
 Value                                    N/A             N/A           22,376          20,826
Alger American Small
 Capitalization                           N/A             N/A           16,770          15,668
Calvert Social Balanced                   N/A             N/A           23,876          22,206
Dreyfus IP Tech. Growth Portfolio
 (Initial Shares)                         N/A             N/A           17,904          16,712
Fidelity VIP Contrafund(R)                N/A             N/A           24,611          22,882
Fidelity VIP Equity-Income                N/A             N/A           22,900          21,308
Janus Aspen Series Balanced               N/A             N/A           25,940          24,105
Janus Aspen Series Worldwide
 Growth                                   N/A             N/A           17,831          16,645
Van Kampen UIF Emerging Markets
 Equity                                   N/A             N/A           23,451          21,815
T. Rowe Price Equity Income               N/A             N/A           25,263          23,482
---------------------------------------------------------------------------------------------------------------

(1) The table above is designed to demonstrate how the actual investment experience of NYLIAC's VUL Separate Account-I would have affected the SPVUL Policy Cash Value and Cash Surrender Value ("If the Policy is Surrendered") of hypothetical SPVUL policies held for specified time periods ending December 31, 2002. The illustration assumes the insured is a 55 year-old male preferred risk class, a level death benefit option with an initial face amount of $77,582. The illustration also assumes a $30,000 single premium was allocated among all available Investment Division on the first day that the Investment Division was made available in the SPVUL Policy. The illustration also assumes current policy charges, comprised of a Total Deferred Sales Expense Charge (.90% deducted monthly for a 10 year period following the effective date of a premium payment), a Monthly Administrative Charge, Cost of Insurance Charges, and separate account charges for mortality and expense risk (.50%). Total portfolio operating expenses are also taken into account in determining the policy values. The Total Deferred Expense Charge includes a sales expense charge of .40%, a premium tax of .30%, and a federal tax of .20%. This charge is guaranteed not to exceed 1% of the account value, less the cost of insurance charges, on an annual basis. The Monthly Administrative Charge will not exceed, on annual basis, .70% of the amount of account value, less the cost of insurance charges. If guaranteed charges were used, the results would have been lower. (Current charges represent the amount we charge today. Guaranteed charges represent the amount we have the right to charge.) We encourage you to obtain a personalized illustration that will reflect all applicable fees and charges.

(2) The Investment Divisions offered through SPVUL is different from mutual funds that may have similar names but are available directly to the general public. Investment results may differ.

(3) Performance is calculated as of the Inception Date. The Inception Date of each Investment Division is the date that money was first deposited into this Investment Division. SPVUL was first offered for sale on February 23, 2001. For the period from the Inception Date until February 23, 2001, values assume that the NYLIAC SPVUL policy was available, which it was not.

(4) An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value.

This performance information is authorized for distribution to the general public only if preceded or accompanied by a current prospectus, which contains information about the product including charges and expenses. Read the prospectus carefully before investing.

                            PART C. OTHER INFORMATION

ITEM 27.         EXHIBITS

                 Board of Directors Resolution

(a) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

(b)              Custodian Agreements. Not applicable.

(c)              Underwriting Contracts.

(c)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (3)(a) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 33-64410), and incorporated herein by reference.

(c)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(b) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 33-87382), and incorporated herein by reference.

(d)              Contracts.

(d)(1) Form of Policy for Single Premium Variable Universal Life Insurance Policies - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

(d)(2) Living Benefits Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(h) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(3) Spouse's Paid-Up Insurance Purchase Option Rider - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (5)(j) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-79309), filed 7/23/99 and incorporated herein by reference.

(d)(4) Form of Policy for Single Premium Variable Universal Life Insurance Policies (No. 302-95) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (5)(c) to Registrant's Post-Effective Amendment No. 3 on Form S-6 (File No. 333-47728), filed 1/25/02 and incorporated herein by reference.

(d)(5) Form of Policy for Single Premium Variable Universal Life Insurance Policies (No. 303-95) - Filed herewith.

(e)              Applications.

(e)(1) Form of Application - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to Registrant's initial registration statement on Form S-6 (File No. 333-47728), filed 10/11/00 and incorporated herein by reference.

(f)              Depositor's Certificate of Incorporation and By-Laws.

(f)(1) Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(f)(2)(a) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(g)              Reinsurance Contracts.

                 To be filed by post-effective amendment.

(h)              Participation Agreements.

(h)(1) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(2) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(3) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(4) Participation Agreement between Janus Aspen Series and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(5) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(6) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(7) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate

                 Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(h)(8) Form of Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(h) to Post-Effective Amendment
                 No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 33-53342), and incorporated herein by reference.

(h)(9) Form of Participation Agreement among Dreyfus Investment Portfolios. The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17CFR 232.102 (e) as Exhibit (9)(r) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(h)(10) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management
                 LLC - Previously filed in accordance with Regulation S-T, 17CFR
                 232.102 (e) as Exhibit (9)(s) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

(i)              Administrative Contracts.

(i)(1) Service Agreement between Fred Alger Management, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(1) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(2) Administrative Services Agreement between Dreyfus Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(2) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(3) Administrative Services Agreement between Janus Capital Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(3) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(4) Services Agreement between New York Life Investment Management LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(4) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(5) Administrative Services Agreement between T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(5) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(6) Service Agreement between Fidelity Investments Institutional Operations Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (i)(6) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(i)(7) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC
                 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

(j)              Other Material Contracts.

(j)(1) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

                 Jay S. Calhoun, Vice President, Treasurer and Director
                   (Principal Financial Officer)
                 Richard M. Kernan, Jr., Director
                 Robert D. Rock, Senior Vice President and Director
                 Frederick J. Sievert, President and Director (Principal
                   Executive Officer)
                 Stephen N. Steinig, Senior Vice President, Chief Actuary and
                   Director
                 Seymour Sternberg, Director

(j)(2) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

(j)(3) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                 Exhibit 8 (d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

(j)(4) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit (10)(e) to Registrant's Post-Effective Amendment No. 6 on Form N-4 and incorporated herein by reference for the following:

                 George J. Trapp, Director
                 Frank M. Boccio, Director
                 Phillip J. Hildebrand, Director
                 Michael G. Gallo, Director
                 Solomon Goldfinger, Director
                 Howard I. Atkins, Director


(j)(5) Power of Attorney for John A. Cullen, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit
                 (10)(f) to Post-Effective Amendment No. 21 to the registration statement on Form N-4 for NYLIAC MFA Separate Account - I (File No. 2-86083), and incorporated herein by reference.

(j)(6) Power of Attorney for Gary G. Benanav, Director and Executive Vice President - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(o) to the initial registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-47728) filed 10/11/00 and incorporated herein by reference.

(j)(7) Power of Attorney for Theodore A. Mathas, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10)(h) to Post-Effective Amendment No. 13 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I(File No. 033-53342), filed 10/3/01 and incorporated herein by reference.

(j)(8) Power of Attorney for Anne F. Pollack, Director, Senior Vice President and Chief Investment Officer - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                 (9)(r) to Post-Effective Amendment No. 11 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-79309), filed 1/24/02 and incorporated herein by reference.

(j)(9) Power of Attorney for Michael E. Sproule, Director - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(m) to Post-Effective Amendment No. 4 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - 1 (File No. 333-48300), filed 12/23/02 and incorporated herein by reference.

(j)(10) Power of Attorney for Carmela Condon, Vice President and Controller of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 6 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - 1 (File No. 333-79309), filed 1/21/03 and incorporated herein by reference.

(k)              Legal Opinion.

                 Opinion and consent of Thomas F. English, Esq. -

                 To be filed by post-effective amendment.

(l)              Actuarial Opinion.

                 Not applicable.

(m)              Calculation.

                 Not applicable.

(n)              Other Opinions.

(n)(1)           Consent of Pricewaterhouse Coopers LLP -

                 To be filed by post-effective amendment.

(o)              Omitted Financial Statements.

                 Not applicable.

(p)              Initial Capital Agreements.

                 On the commencement of operations of each of the MainStay VP Equity Income, the MainStay VP Mid Cap Core, the MainStay VP Mid Cap Growth and the MainStay VP Small Cap Growth Investment Divisions, NYLIAC infused the corresponding Portfolios of each of these Investment Divisions with seed capital of $5 million each.

(q)              Redeemability Exemption.

                 Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6 (File No. 33-64410), filed 4/25/97 and incorporated herein by reference.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The business address of each director and officer of NYLIAC is 51 Madison Avenue, New York, NY 10010.



         Name:                                          Title:
         -----                                          ------
         Frank M. Boccio                                Director and Senior Vice President
         Michael Gallo                                  Director and Senior Vice President
         Solomon Goldfinger                             Director, Senior Vice President and Chief Financial Officer
         Phillip J. Hildebrand                          Director and Executive Vice President
         Theodore A. Mathas                             Director
         Anne F. Pollack                                Director, Senior Vice President and Chief Investment Officer
         Robert D. Rock                                 Director and Senior Vice President
         Frederick J. Sievert                           Director and President
         Michael E. Sproule                             Director
         Seymour Sternberg                              Director
         George J. Trapp                                Director
         Gary G. Benanav                                Executive Vice President and Chairman of Taiwan Branch
         Gary E. Wendlandt                              Executive Vice President
         Jay S. Calhoun                                 Senior Vice President and Treasurer
         Judith E. Campbell                             Senior Vice President and Chief Information Officer
         Patrick Colloton                               Senior Vice President
         John A. Cullen                                 Senior Vice President
         Sheila K. Davidson                             Senior Vice President and General Counsel
         Thomas F. English                              Senior Vice President and Deputy General Counsel
         Melvin J. Feinberg                             Senior Vice President
         Robert J. Hebron                               Senior Vice President
         Gerald Kaplan                                  Senior Vice President and Tax Counsel
         Theodore Mathas                                Senior Vice President and Chief Operating Officer
         Barbara McInerney                              Senior Vice President in charge of Corporate Compliance
         John R. Meyer                                  Senior Vice President
         Frank J. Ollari                                Senior Vice President
         Richard C. Schwartz                            Senior Vice President
         Joel M. Steinberg                              Senior Vice President and Chief Actuary
         Stephen N. Steinig                             Senior Vice President and Actuary
         Howard Anderson                                Vice President
         David Bangs                                    Vice President
         Stephen A. Bloom                               Vice President and Chief Underwriter
         David Boyle                                    Vice President
         William Cheng                                  Vice President
         Henry Ciapas                                   Vice President
         Camille Condon                                 Vice President and Controller
         Mark A. Gomez                                  Vice President and Associate General Counsel
         Jane L. Hamrick                                Vice President
         Thomas Haubenstricker                          Vice President
         Matthew M. Huss                                Vice President
         Joseph Hynes                                   Vice President
         Robert Hynes                                   Vice President
         John Iacovino                                  Vice President and Medical Director
         David Krystel                                  Vice President
         Edward Linder                                  Vice President
         Daniel J. McKillop                             Vice President
         Gary J. Miller                                 Vice President
         Michael M. Oleske                              Vice President and Tax Counsel
         Micheal J. Oliviero                            Vice President - Tax
         Andrew N. Reiss                                Vice President and National Sales Manager
         Georgene Sfraga Panza                          Vice President
         David Skinner                                  Vice President
         Carol Springsteen                              Vice President
         John Swenson                                   Vice President
         Mark W. Talgo                                  Vice President
         Thomas J. Troeller                             Vice President and Attorney
         Jonathan Wooley                                Vice President
         Robert Ziegler                                 Vice President
         Richard W. Zuccaro                             Vice President
         Catherine A. Marrion                           Secretary

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Depositor, NYLIAC, is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Registrant is a segregated asset account of NYLIAC. The following chart indicates persons presumed to be controlled by New York Life(+), unless otherwise indicated. Subsidiaries of other subsidiaries are indented accordingly, and ownership is 100% unless otherwise indicated.


                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
Eclipse Funds Inc.(1)                                                  Maryland


Eclipse Funds(1)                                                       Massachusetts

The MainStay Funds(1)                                                  Massachusetts

New York Life Investment Management Institutional Funds(1)             Delaware

McMorgan Funds(1)                                                      Delaware

MainStay VP Series Fund, Inc.(1)(2)                                    Maryland

Monitor Capital Advisors Funds, LLC (3)                                Delaware

New York Life Insurance and Annuity Corporation                        Delaware

NYLIFE LLC                                                             Delaware
     Avanti Corporate Health Systems, Inc.                             Delaware
        Avanti of the District, Inc.                                   Maryland
     Eagle Strategies Corp.                                            Arizona

--------

         (1) Registered investment company as to which New York Life ("NYL") and/or its subsidiaries perform one or more of the following services: investment management, administrative, distribution, transfer agency and underwriting services. It is not a subsidiary of NYL and is included for informational purposes only.


         (2) New York Life Investment Management LLC serves as investment adviser to this entity, the shares of which are held of record by separate accounts of NYLIAC. New York Life disclaims any beneficial ownership and control of this entity. New York Life and NYLIAC as depositors of said separate accounts have agreed to vote their shares as to matters covered in the proxy statement in accordance with voting instructions received from holders of variable annuity and variable life insurance policies at the shareholders meeting of this entity. It is not a subsidiary of New York Life, but is included here for informational purposes only.



         (3) New York Life Investment Management LLC provides management services to Monitor Capital Advisors Funds, LLC (Large Cap Equity Index Fund), which is a Delaware limited liability company designed to provide investment results that correspond to the total return performance of the S&P 500 Composite Stock Index. The sole investor in this limited liability company is New York Life.



--------

(+) By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-6.

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     New York Life Capital Corporation                                 Delaware
     New York Life International Investment Inc.                       Delaware
         Monetary Research Ltd.                                        Bermuda
         NYL Management Limited                                        United Kingdom
     New York Life International Investment Asia Ltd.                  Mauritius
     NYLUK I Company                                                   United Kingdom
         New York Life (U.K.) Limited                                  United Kingdom

         NYLUK II Company                                              United Kingdom
             Gresham Mortgage                                          United Kingdom
             Gresham Unit Trust Managers                               United Kingdom
             W Construction Company                                    United Kingdom
             WUT                                                       United Kingdom
             WIM (AIM)                                                 United Kingdom
             WLIC                                                      United Kingdom
             W(UK)HC Limited                                           United Kingdom
             W Financial Services                                      United Kingdom
             W Home Loans                                              United Kingdom
             W Trust Managers                                          United Kingdom
             WIM                                                       United Kingdom
             WFMI                                                      United Kingdom
     New York Life Trust Company                                       New York
     New York Life Trust Company, FSB                                  Federal Savings Bank
     NYL Executive Benefits LLC                                        Delaware

                                                                           Jurisdiction of           Percent of Voting
Name                                                                       Organization              Securities Owned
(NYLIFE LLC subsidiaries cont.)
     WellPath of Arizona Reinsurance Company                               Arizona
     NYLCare NC Holdings, Inc.                                             Delaware
     NYLIFE Refinery Inc.                                                  Delaware
     NYLIFE Securities Inc.                                                New York
     NYLIFE Structured Asset Management Company Ltd.                       Texas



     Prime Provider Corp.                                                  New York
         Prime Provider Corp. of Texas                                     Texas
     NYLINK Insurance Agency Incorporated                                  Delaware
         NYLINK Insurance Agency of Alabama, Incorporated                  Alabama
         NYLINK Insurance Agency of Hawaii, Incorporated                   Hawaii
         NYLINK Insurance Agency of Massachusetts, Incorporated            Massachusetts
         NYLINK Insurance Agency of Montana, Incorporated                  Montana
         NYLINK Insurance Agency of Nevada, Incorporated                   Nevada

                                                                       Jurisdiction of           Percent of Voting
Name                                                                   Organization              Securities Owned
    (NYLINK Insurance Agency subsidiaries cont.)
         NYLINK Insurance Agency of New Mexico, Incorporated           New Mexico


         NYLINK Insurance Agency of Washington, Incorporated           Washington

         NYLINK Insurance Agency of Wyoming, Incorporated              Wyoming



New York Life Investment Management Holdings LLC                       Delaware

     NYLIM Service Company LLC                                         Delaware
     NYLCAP Manager LLC                                                Delaware
         New York Life Capital Partners, L.L.C.                        Delaware
         New York Life Capital Partners II, L.L.C.                     Delaware
         NYLIM Mezzanine Partners GP, LLC                              Delaware
     MacKay Shields LLC                                                Delaware
         MacKay Shields General Partner (L/S) LLC                      Delaware
     NYLIFE Distributors Inc.                                          Delaware
     New York Life Investment Management LLC                           Delaware
         New York Life Investment Management (U.K.) Limited            United Kingdom
     Madison Capital Funding LLC                                       Delaware
     McMorgan & Company LLC                                            Delaware
     NYLIM Real Estate Inc.                                            Delaware
NYLIFE Insurance Company of Arizona                                    Arizona
New York Life International, Inc.                                      Delaware
    New York Life Securities Investment Consulting Co., Ltd.           Taiwan
    New York Life Insurance Taiwan Corporation                         Taiwan
New York Life International, LLC                                       Delaware
    New York Life Worldwide Capital, Inc.                              Delaware
        Fianzas Monterrey, S.A.                                        Mexico                  99.95%
              Operada FMA, S.A. de C.V.                                Mexico                     99%
    NYLIFE Thailand, Inc.                                              Delaware
       Siam Commercial New York Life Insurance Public Company          Thailand                45.29%
          Limited (4)
    Siam Commercial New York Life Insurance Public Company             Thailand                23.73%
       Limited
    New York Life Insurance Worldwide Limited                          Bermuda
    New York Life Insurance Limited                                    South Korea
    P.T. Asuransi Jiwa Sewu-New York Life (5)                          Indonesia                  50%
    New York Life International India Fund (Mauritius) LLC             Mauritius                  90%
    NYLI-VB Asset Management Co. (Mauritius) LLC                       Mauritius                  90%
    New York Life International Holdings Ltd.                          Mauritius
    New York Life Insurance (Philippines), Inc.                        Philippines
    Seguros Monterrey New York Life, S.A. de C.V.                      Mexico                  99.99%
         Centro de Capacitacion Monterrey, A.C.                        Mexico                 99.791%

    NYL International Reinsurance Company Ltd.                         Bermuda
New York Life BioVenture Partners LLC                                  Delaware
Silver Spring, LLC                                                     Delaware
Biris Holdings LLC.                                                    Delaware


         (4) Held through controlled Thai nominee holding company.

         (5) NYL takes the position that neither NYL nor any of its affiliates controls this entity. It is included for informational purposes only.

ITEM 30.          INDEMNIFICATION

      Reference is made to Article VIII of the Depositor's By-Laws.


      New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.


      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 31.          PRINCIPAL UNDERWRITERS

      (a) Other Activity. Investment companies (other than the Registrant) for which NYLIFE Distributors Inc. is currently acting as underwriter:

          NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I NYLIAC MFA Separate Account-I
          NYLIAC MFA Separate Account-II
          NYLIAC Variable Annuity Separate Account-I
          NYLIAC Variable Annuity Separate Account-II
          NYLIAC Variable Annuity Separate Account-III
          NYLIAC VLI Separate Account
          Eclipse Funds
          MainStay Funds
          MainStay VP Series Fund
          McMorgan Funds
          NYLIM Institutional Funds

      (b) Management.

      The business address of each director and officer of NYLIFE Distributors Inc. is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     Names of Directors and Officers                 Positions and Offices with Underwriter
     -------------------------------                 --------------------------------------
     Jefferson C. Boyce                              Director
     Michael G. Gallo                                Director and Senior Vice President
     Phillip J. Hildebrand                           Director
     Robert D. Rock                                  Director and Senior Vice President
     Gary E. Wendlandt                               Director
     Stephen C. Roussin                              Director, Chairman and President
     Robert E. Brady                                 Director and Vice President
     Peter Moeller                                   Executive Vice President
     Patrick P. Boyle                                Senior Vice President
     Marc Brookmen                                   Senior Vice President
     Derek Burke                                     Chief Compliance Officer
     Jay S. Calhoun                                  Senior Vice President and Treasurer
     Thomas J. Warga                                 Senior Vice President and General Auditor
     Barbara McInerney                               Senior Vice President
     Wendy Fishler                                   Senior Vice President
     Stanley Metheney                                Senior Vice President
     David J. Krystel                                Vice President
     Linda M. Livornese                              Vice President
     Michael Quatela                                 Vice President
     Nathan Ronen                                    Vice President
     Richard Zuccaro                                 Vice President
     Albert Leier                                    Vice President - Financial Operations and Chief Financial Officer
     Scott T. Harrington                             Corporate Vice President
     Arphiela Arizmendi                              Corporate Vice President
     Antoinette B. Cirillo                           Corporate Vice President
     Thomas J. Murray, Jr.                           Corporate Vice President
     Robert A. Anselmi                               Secretary

      (c) Compensation from the Registrant.


                                                           Compensation on
     Name of                  Net Underwriting          Events Occasioning the
    Principal                   Discounts and          Deduction of a Deferred           Brokerage
   Underwriter                   Commissions                 Sales Load                 Commissions            Other Compensation
   -----------                   -----------                 ----------                 -----------            ------------------
NYLIFE Distributors
Inc.                                 -0-                         -0-                        -0-                        -0-


ITEM 32.          LOCATION OF ACCOUNTS AND RECORDS.

      All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by NYLIAC at its home office, 51 Madison Avenue, Room 0150, New York, New York 10010; New York Life - Records Division, 110 Cokesbury Road, Lebanon, New Jersey 08833 and with Iron Mountain Records Management, Inc. at both 8 Neptune Drive, Poughkeepsie, New York 12601 and Route 9W South, Port Ewen, New York 12466-0477.


ITEM 33.          MANAGEMENT SERVICES.

                  Not applicable.


ITEM 34.          FEE REPRESENTATION.



      New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the NYLIAC Single Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.

                                   SIGNATURES

      Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York on this 13th day of February, 2003.

                                              NYLIAC VARIABLE UNIVERSAL LIFE
                                              SEPARATE ACCOUNT-I
                                                   (Registrant)

                                              By:  /s/ MELVIN J. FEINBERG
                                                   -----------------------------
                                                   Melvin J. Feinberg
                                                   Senior Vice President


                                              NEW YORK LIFE INSURANCE AND
                                              ANNUITY CORPORATION
                                                   (Depositor)

                                              By:  /s/ MELVIN J. FEINBERG
                                                   -----------------------------
                                                   Melvin J. Feinberg
                                                   Senior Vice President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



     Frank M. Boccio*               Director

     Carmela Condon*                Vice President and Controller (Principal
                                    Accounting Officer)

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director and Chief Financial Officer

     Phillip J. Hildebrand*         Director

     Theodore A. Mathas*            Director

     Anne F. Pollack*               Director

     Robert D. Rock*                Director

     Frederick J. Sievert*          Director and President (Chief Executive
                                                            Officer)

     Michael E. Sproule*            Director

     Seymour Sternberg*             Director

     George J. Trapp*               Director


*By:      /s/ MELVIN J. FEINBERG
      ----------------------------------
      Melvin J. Feinberg
      Attorney-in-Fact
      February 13, 2003


* Pursuant to Powers of Attorney previously filed.

                                EXHIBIT INDEX



Exhibit Number                   Description




(d)(5) Form of Policy for Single Premium Variable Universal Life Insurance Policies